UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LAZYDAYS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LAZYDAYS HOLDINGS, INC.

4042 Park Oaks Blvd, Suite 350
Tampa, Florida 33610

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 9, 2022

We are pleased to notify you that we will hold the 2022 annual meeting of our stockholders (the “Annual Meeting”) on June 9, 2022, at 10:00 a.m. Eastern Time conducted via live audio webcast by visiting www.virtualshareholdermeeting.com/LAZY2022, for the purpose of considering and acting on the following proposals:

1.	To elect Jordon Gnat and Erika Serow as Class A directors each to serve until the 2025 annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified;

2.	Approval of amendments to the 2018 Long-Term Incentive Plan, including an increase in the number of shares available for issuance under the Plan;

3.	Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022; and

4.	To transact such other business as may properly come before the meeting, or any adjournments and postponements of such meeting.

Our Board of Directors has established the close of business on April 11, 2022 as the “record date” for the Annual Meeting. This means that you are entitled to vote at this meeting (virtually or by legally-appointed proxy) if our stock records show that you owned our common or preferred stock at that time.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to all of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 29, 2022, we will commence sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting and our 2022 annual report to stockholders (the “Annual Report”). The Notice also provides instructions on how to vote online and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to virtually attend the Annual Meeting. Whether you plan to attend the Annual Meeting virtually or not, it is important that you cast your vote. You may vote over the Internet, as well as by mail. Submitting a vote before the Annual Meeting will not preclude you from voting virtually at the Annual Meeting should you decide to attend. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Lazydays Holdings, Inc. We look forward to your participation at the Annual Meeting.

LAZYDAYS HOLDINGS, INC.

Robert DeVincenzi
Interim Chief Executive Officer and Director

April 29, 2022

TABLE OF CONTENTS

PAGE
INTRODUCTION	1
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	1
INFORMATION ABOUT THE MEETING AND VOTING	2
PROPOSAL 1 - ELECTION OF DIRECTORS	5
CORPORATE GOVERNANCE INFORMATION	8
EXECUTIVE OFFICERS OF LAZYDAYS	11
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
EXECUTIVE COMPENSATION	15
PROPOSAL 2 – APPROVAL OF AMENDMENTS TO 2018 LONG-TERM INCENTIVE PLAN, INCLUDING AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN	18
REPORT OF THE AUDIT COMMITTEE	24
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	24
PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022	25
STOCKHOLDER PROPOSALS AND NOMINATIONS DEADLINE FOR 2023 ANNUAL MEETING	27
HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT	27

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PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS OF

LAZYDAYS HOLDINGS, INC.

4042 Park Oaks Blvd, Suite 350

Tampa, Florida 33610

to be held June 9, 2022

INTRODUCTION

The Board of Directors of Lazydays Holdings, Inc. is soliciting proxies from stockholders for its use at the 2022 annual meeting of stockholders (the “Annual Meeting”), and at any adjournment or postponements of that meeting. The Annual Meeting is scheduled to be held on June 9, 2022, at 10:00 a.m., Eastern Time. The Annual Meeting will be a virtual meeting of stockholders, conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote your shares electronically during the Annual Meeting and submit your questions during the Annual Meeting via a live audio webcast by visiting www.virtualshareholdermeeting.com/LAZY2022.

To improve readability, we will sometimes speak in this proxy statement in the first-person (using words such as “we” or “our” or “us”) and will address stockholders using second-person words (such as “you” or “your”). We will also sometimes refer to Lazydays Holdings, Inc., as “Lazydays,” or the “Company.” References to the Board of Directors of the Company in this proxy statement will usually be shortened to the “Board.”

This proxy statement relates to the solicitation of proxies by our Board for use at the Annual Meeting.

On or about April 29, 2022, we will commence sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2022 annual report to stockholders are available for viewing, printing and downloading at https://www.lazydays.com/investor-relations on the Finance Information –> SEC Filings page. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2021 on the website of the Securities and Exchange Commission at www.sec.gov, or at https://www.lazydays.com/investor-relations on the Finance Information –> SEC Filings page. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements from us, free of charge, by following the instructions included on the Important Notice Regarding the Availability of Proxy Materials or by sending a written request to: Lazydays Holdings, Inc., 4042 Park Oaks Blvd, Suite 350, Tampa, Florida 33610, Attention: Investor Relations.

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INFORMATION ABOUT THE MEETING AND VOTING

Purpose of the Meeting

The purpose of the Annual Meeting is for the stockholders to consider and act on the following proposals:

1.	To elect Jordan Gnat and Erika Serow as Class A directors, each to serve until the 2025 annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified;

2.	Approval of amendments to the 2018 Long-Term Incentive Plan, including an increase the number of shares available for issuance under the Plan;

3.	Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022; and

4.	To transact such other business as may properly come before the meeting, or any adjournments or postponements of such meeting.

Stockholders Entitled to Vote at the Meeting

Our Board has established the close of business on April 11, 2022 as the “record date” for the Annual Meeting. This means that you are entitled to vote at this meeting (and any adjournments) if our records show that you owned shares of our common stock or preferred stock at that time. As of this record date, 13,874,932 shares of our common stock were issued and 12,080,823 were outstanding, and 600,000 shares of our Series A Convertible Preferred Stock, which we refer to as the Series A Preferred Stock or the preferred stock, were issued and outstanding.

Each issued and outstanding share of common stock as of the record date is entitled to one vote on each matter properly to come before the Annual Meeting and can be voted only if the record owner of that share, determined as of the record date, is either present in person at the meeting or represented by proxy.

The holders of shares of the preferred stock are entitled to vote with the holders of shares of common stock and not as a separate class, on all matters properly to come before holders of shares of common stock at the Annual Meeting. Each holder of shares of preferred stock is entitled to that number of votes equal to the whole number of shares of common stock into which such holder’s aggregate number of shares of preferred stock are convertible (pursuant to Section 6 of the Certificate of Designation but as restricted in the case of any Electing Holder (as defined in the Certificate of Designation) by Section 14 of the Certificate of Designation) as of the close of business on the record date. Subject to the foregoing, each holder of shares of the preferred stock is entitled to the number of votes equal to the largest number of full shares of common stock into which all shares of preferred stock held of record by such holder could then be converted (taking into account, for the avoidance of doubt, the Liquidation Preference (as defined in the Certificate of Designation) then in effect (the Liquidation Preference includes all accrued and unpaid dividends on the preferred stock) for purposes of the Conversion Rate (as defined in the Certificate of Designation) and any Conversion Price (as defined in the Certificate of Designation) adjustments made pursuant to Section 8 of the Certificate of Designation) at the record date for the determination of the stockholders entitled to vote on or consent to such matters. As a result, the preferred stock are collectively entitled to 5,977,109 votes on each matter properly to come before the holders of common stock at the Annual Meeting and can be voted only if the record owner of shares of preferred stock, determined as of the record date, is present in person at the meeting or represented by proxy. Collectively, the holders of common stock and preferred stock are entitled to 18,057,932 votes on each matter properly to come before holders of common stock at the Annual Meeting.

Separately, so long as shares of the preferred stock are outstanding, holders of shares of preferred stock, by the vote or written consent of the holders of a majority in voting power of the outstanding shares of the preferred stock, have the right to designate two (2) members to our Board, in addition to such members as are elected by holders of common stock. The two directors designated by the holders of the preferred stock are Jerry Comstock (a Class B director) and Christopher S. Shackelton (a Class C director).

Voting Shares of Common Stock or Preferred Stock By Proxy That You Hold In Your Name

In addition to voting during the Annual Meeting via www.virtualshareholdermeeting.com/LAZY2022, you have three choices:

●	VOTE BY INTERNET – www.proxyvote.com. Use the Internet to transmit your voting instructions up until 11:59 P.M. on June 8, 2022. Have the Notice in hand when you access the website. Follow the steps outlined on the secured website.

●	VOTE BY PHONE – 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. on June 8, 2022.

●	VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

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Voting Shares of Common Stock That You Hold in Brokerage or Similar Accounts

Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name. If you hold your shares of common stock in one of these ways, you are considered a beneficial owner, not a record owner, and you therefore have no direct vote on any matter to come before the Annual Meeting. Your broker, bank, or nominee will send you voting instructions for you to use in directing the broker, bank or nominee in how to vote your shares of common stock. Your broker, bank or nominee may allow you to deliver your voting instructions via the telephone or the Internet.

If you hold your shares of common stock through a broker and you do not timely provide your broker with specific instructions on how to vote your shares of common stock, your broker will not be authorized to cast a vote on your behalf on Proposals 1 or 2, but will be authorized to cast a vote on your behalf, in its discretion, on Proposal 3. In such cases, a “broker non-vote” may be entered with respect to your shares of common stock on Proposals 1 and 2 to reflect that your broker was present with respect to your shares of common stock at the meeting but was not exercising voting rights on your behalf with respect to those shares of common stock. A broker non-vote occurs when banks, brokers or others who hold shares in street name for a client return a proxy, but provide no instruction as to how shares should be voted on a particular matter. The Dodd-Frank Wall Street Reform and Consumer Protection Act and stock exchange rules prevent brokers from casting votes on “non-routine” matters, including Proposals 1 and 2.

The shares of preferred stock are only held by stockholders directly in their own name and as a result there will be no broker non-votes with respect to the shares of preferred stock.

Your Voting Options on Each of the Proposals

You may vote “for” or “withhold” (meaning you choose to withhold from the proxy holders named on the Company’s proxy card your authority to vote) with respect to the election of each nominee for director (Proposal 1 on the proxy card).

You may vote “for,” “against” or “abstain” with respect to the proposal to approve the amendments to the 2018 Long-Term Incentive Plan, including an increase in the number of shares available under the Plan (Proposal 2 on the proxy card) and the proposal on the ratification of the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ended December 31, 2022 (Proposal 3 on the proxy card).

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holders named on the Company’s proxy card in accordance with their best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Our Board’s Voting Recommendations

Our Board recommends that you vote:

●	FOR the proposal to elect Jordan Gnat and Erika Serow as the Class A directors, each to serve until the 2025 annual meeting of stockholders, or until his or her successor shall have been duly elected and qualified (Proposal 1 on the proxy card);

●	FOR the proposal to approve amendments to the 2018 Long-Term Incentive Plan, including an increase in the number of shares available for issuance under the Plan, as disclosed in this proxy statement (Proposal 2 on the proxy card);

●	FOR ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022 (Proposal 3 on the proxy card).

If any other matter is properly brought before the Annual Meeting, the Company - through the proxy holders named on the Company’s proxy card or their designees, and pursuant to the blanket authorization granted under the proxy - will vote your shares on that matter in accordance with the discretion and judgment of the proxy holder.

Required Votes to Approve Each Proposal

Two Class A director positions on our Board are scheduled to be filled by vote of the holders of our common stock and preferred stock at the Annual Meeting.

As a stockholder, you are entitled to cast one vote per share of common stock entitled to vote for the nominees for election as director at the Annual Meeting. Directors are elected from among the nominees by a plurality of the votes that are cast among all nominees; this means that the two director nominees who receive the highest number of votes cast “for” their election will be elected as directors of the Company. A properly returned proxy indicating “withhold” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have no effect on the election of directors. Broker non-votes will not be counted as votes cast on the proposal and will have no effect on the election of directors.

The vote of the holders of a majority of the stock represented and entitled to vote at the meeting will: (i) approve the amendments to the 2018 Long-Term Incentive Plan, including an increase in the number of shares available for issuance under the Plan, as disclosed in the proxy statement (Proposal 2), (ii) ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2022 (Proposal 3), and (iii) approve any other matters that properly come before the Annual Meeting. Abstentions will have the same effect as a vote against Proposals 2 and 3. Broker non-votes are not entitled to vote on Proposal 2, and will have no effect on such Proposal. Brokers will have discretionary authority to vote on Proposal 3 since it is considered a routine matter and as a result we do not expect to receive broker non-votes with respect to Proposal 3. Therefore, a stockholder’s failure to provide voting instructions will not prevent a broker vote and can affect the outcome of the auditor ratification proposal.

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Quorum

Delaware law provides that any stockholder action at a meeting requires that a quorum exist with respect to that meeting. Once a share is represented for any purpose at a meeting, it is deemed by Delaware law to be present for quorum purposes for the remainder of the meeting and (unless a new record date is or must be set for any such adjournment) any adjournment of that meeting.

The holders of a majority of the capital stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum for the transaction of business. If a quorum is not present or represented at the Annual Meeting, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. At such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting.

Shares of common stock and preferred stock held of record by stockholders who (in person or by proxy) abstain from voting on any or all proposals (and shares of common stock represented by broker non-votes, described above under “Voting Shares of Common Stock That You Hold in Brokerage or Similar Accounts”) will be included in the number of shares of common stock and preferred stock present at the meeting for purposes of determining the presence of a quorum.

Voting on Possible Other Matters

We are not aware that any person intends to propose that any matter, other than the three numbered proposals specifically described by this proxy statement, be presented for consideration or action by our stockholders at the Annual Meeting. If any such other matter should properly come before the meeting, however, favorable action on such matter would generally require the affirmative vote of a majority of the stock represented and entitled to vote at the meeting, unless our certificate of incorporation or Bylaws or applicable law require otherwise. If you vote by proxy, you will be granting the proxy holders named on the Company’s proxy card authority to vote your shares of common stock and preferred stock on any such other matter in accordance with their discretion and judgment.

Revocation of Proxies or Voting Instructions

A stockholder of record who has delivered a proxy card in response to this solicitation may revoke it before it is exercised at the Annual Meeting by executing and delivering a timely and valid later-dated proxy, by participating in the Annual Meeting and voting the shares electronically at the meeting or by giving written notice to the Corporate Secretary. If a stockholder of record has voted via the Internet or telephone, such stockholder may also change that vote with a timely and valid later Internet vote, telephone vote or by participating in the meeting and voting the shares electronically at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless a stockholder gives proper written notice of revocation to the Corporate Secretary before the proxy is exercised or the stockholder votes at the meeting. Beneficial owners who have directed their broker, bank or nominee as to how to vote their shares should contact their broker, bank or nominee for instructions as to how they may revoke or change those voting directions.

Solicitation of Proxies

Our Board is making this solicitation of proxies for the Annual Meeting. The Company will bear all costs of such solicitation, including the cost of preparing and distributing this proxy statement and the enclosed form of proxy. After the initial distribution of this proxy statement, proxies may be solicited by mail, telephone, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held by them for the accounts of beneficial owners, and we will pay their reasonable out-of-pocket expenses.

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PROPOSAL 1 –

ELECTION OF DIRECTORS

As of the date of this proxy statement, our Board consists of six (6) directors, who are divided into three classes. Directors in each class serve a three-year term. The terms of each class expire at successive annual meetings so that the stockholders elect one class of directors at each annual meeting. The current classification of our Board is:

Class A - Terms expiring at the 2022 annual meeting:	Jordan Gnat and Erika Serow

Class B - Terms expiring at 2023 annual meeting:	Jerry Comstock (Designee of Series A Holders) and Robert DeVincenzi

Class C - Terms expiring at the 2024 annual meeting:	James F. Fredlake and Christopher S. Shackelton (Designee of Series A Holders)

Our Board, on the recommendation of its Nominating and Governance Committee, has nominated Mr. Gnat and Ms. Serow for re-election at the Annual Meeting. If re-elected, Mr. Gnat and Ms. Serow will serve on our Board until the 2025 annual meeting, or until his or her successor is duly elected and qualified in accordance with the Company’s Bylaws.

Mr. Fredlake was originally designated to our Board by Lazy Days’ R.V. Center, Inc. (“Lazydays RV”), Mr. Gnat was originally designated to our Board by Andina Acquisition Corp. II (“Andina”) and Messrs. Shackelton and Comstock were originally designated to our Board by certain of the Series A Preferred Stockholders. The holders of preferred stock are entitled to designate up to two (2) members to the Board.

Below is certain information concerning our Board’s nominees for election at the Annual Meeting, followed by information concerning those Board members who are not standing for election this year and whose term of office will continue after the Annual Meeting. The biographies of the nominees and continuing directors below contain information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and our Board to determine that the person should be re-elected (or should continue to serve even if not standing for re-election) as a director for the Company in 2022.

Following the director biographies is information concerning our corporate governance structure, including descriptions of the standing committees of our Board, namely our Audit, Compensation and Nominating and Governance Committees. The directors serving on each committee are listed in the descriptions below.

Elsewhere in this proxy statement you will find information concerning the numbers of our securities that are beneficially owned by each of our directors (see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”) and information regarding the compensation of our directors (see “EXECUTIVE COMPENSATION”). We urge you to review all of this information when deciding how to vote on Proposal 1.

Our Board recommends that you vote FOR the nominees named below.

Nominees for Election as Class A Directors at this Annual Meeting (with a Term to Expire at the 2025 Annual Meeting)

Jordan Gnat, 49, was elected as a director in March 2018. Mr. Gnat is founder and CEO of Playmaker Capital Inc. (PMKR: TSXV). Playmaker is a game-changing platform that sits at the nexus of Sports, Media, Gambling and Technology that is marrying an ecosystem of sports fans across multiple channels with product tools to create outsized fan value and loyalty for sports betting companies, advertisers, and sports leagues around the world. Prior to Playmaker, Mr. Gnat served as Group Senior Vice President of The Stars Group, an owner of industry leading gaming brands, from July 2018 - May 2020. Mr. Gnat served as Senior Vice President Strategic Business Development for Scientific Games from 2011 through April 2018. Prior to joining Scientific Games in 2011, Mr. Gnat was Founder, President and Chief Executive Officer of Boardwalk Gaming and Entertainment from 2004 to 2011 which grew to become the largest charitable gaming operator in Canada. Mr. Gnat also served as Executive Vice-President of Kilmer Van Nostrand Company Limited from 2002 to 2011, and President and Chief Executive Officer of Midnorthern Group from 1994 to 2002, which grew to be the largest integrated major appliance wholesaler/retailer in Canada. Mr. Gnat is involved in several volunteer and philanthropic organizations. He is currently a member of the Board of Directors of Playmaker Capital Inc. and the Hospital for Sick Children Foundation in Toronto. Mr. Gnat received a bachelor’s degree in Political Science from the University of Western Ontario.

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Mr. Gnat brings business development knowledge to the Board. Mr. Gnat’s experience as an executive provides leadership experience (including at the CEO level) that strengthens the Board’s collective knowledge, capabilities, and experience.

Erika Serow, 48, was appointed to the Board in March 2018, subsequent to our business combination with Andina Acquisition Corp. II. Ms. Serow has served as Chief Marketing Officer and Vice President of Bain & Company since January 2019 and previously held various executive positions at Bain & Company during her prior 20 year tenure there from August 1995 through December 2015, including Partner and Head of Bain’s Americas Retail Practice. Ms. Serow brings over 20 years of retail experience as an executive in the consulting and retail industries. Ms. Serow served as Global President and U.S. CEO of Sweaty Betty, a UK-based women’s activewear company from January 2016 through February 2017. Ms. Serow received an M.B.A. from Stanford University Graduate School of Business and a B.A. from Duke University.

Ms. Serow brings extensive retail, executive and marketing knowledge to the Board. Ms. Serow’s experience as an executive in the consulting and retail industries provides knowledge and experience that strengthens the Board’s collective knowledge, capabilities and experience.

The following persons will continue as directors:

Continuing Members of the Board with Terms Expiring at the 2023 Annual Meeting

Jerry Comstock, 68, was elected a director in March 2018. Mr. Comstock brings over 36 years of experience as a professional executive in the restaurant, automotive, and retail industries. Mr. Comstock serves on the Board of EYAS Capital, a private equity company that owns and operates restaurants. Mr. Comstock most recently served as Chief Operating Officer of Fridays Restaurants from January 2017 through September 2017. From 2005 until selling the company in December 2016, Mr. Comstock was the Managing Owner and Chief Executive Officer of Strategic Restaurant Acquisition Group, a 330 unit multi-branded restaurant company. From 2002 until 2005, Mr. Comstock was Chief Executive Officer of Wherehouse Entertainment. From 1998 until 2002, Mr. Comstock was President and COO of Bennigan’s Restaurants. From 1996 until 1998, Mr. Comstock was a Senior Executive of AutoNation USA, one of the original six executives of that company. Mr. Comstock was a Senior Executive at Blockbuster Entertainment from 1991 until 1996. He started his career in 1977 with National Convenience Stores, becoming a Senior Executive in 1985. Mr. Comstock has served previously on the Board of Directors of Actio Analytics, AMF/Bowlmor and Eddie Bauer, and as Chairman of the Board of Wherehouse Entertainment Mr. Comstock received a B.B.A. degree from the University of Texas.

Mr. Comstock serves as a designee of the Series A Holders pursuant to the Certificate of Designations for the Series A Preferred Stock. Mr. Comstock brings extensive automotive and retail industry knowledge to the Board. Mr. Comstock’s experience as a director of other publicly traded companies and his demonstrated leadership roles in other business activities contributes to the Board’s collective knowledge, capabilities and experience.

Robert T. DeVincenzi, 62, was appointed as a director in October 2021, and has served as interim Chief Executive Officer since January 1, 2022. Mr. DeVincenzi has a lengthy career in various high technology and services markets. Mr. DeVincenzi has served on the Board of Universal Technical Institute since 2017 and currently serves as non-executive Chairman. Since 2014, Mr. DeVincenzi has been a principal partner in Lupine Venture Group, a business advisory firm that provides strategic consulting and corporate development advisory services. Additionally, Mr. DeVincenzi has served as an Adjunct Professor of Entrepreneurship and Strategic Management at California State University, Monterey Bay since 2014. Previously, he served as a director and earlier as President and CEO of Redflex Holding Limited (2012-2021). From 2008 until its merger with HID Global/ASSA ABLOY in 2011, Mr. DeVincenzi was President and CEO of LaserCard Corporation, a biometric identification solution provider to global government and commercial clients. Mr. DeVincenzi served as Senior Vice President of Corporate Development at Solectron Inc. from 2005 to 2007. Prior to that Mr. DeVincenzi was President and CEO of Inkra Networks, Inc. from 2004 to 2005 and CEO of Ignis Optics Inc. from 2003 to 2004 and earlier held senior executive sales, marketing and strategy positions at a variety of technology and services companies. Mr. DeVincenzi received a Master of Arts degree from Gonzaga University in Organizational Leadership, a Bachelor of Science degree in Business Administration from California State University, San Luis Obispo and has completed Directors’ College at Stanford University.

Mr. DeVincenzi brings to the Board significant business leadership and strategy development experience as well as public company board expertise. Mr. DeVincenzi qualifies as an audit committee financial expert under SEC guidelines.

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Continuing Members of the Board with Terms Expiring at the 2024 Annual Meeting

Christopher S. Shackelton, 42, was appointed as Chairman in December 2021 and was elected to the Board in March 2018. Mr. Shackelton is co-founder and managing partner of Coliseum Capital Management. Mr. Shackelton has significant public company investment and directorship experience. Mr. Shackelton has served as Chairman of ModivCare Inc. (formerly Providence Service Corp.), a healthcare company, since 2012 and as a director of Universal Technical Institute, a technical training school for the transportation industry, since 2016. Mr. Shackelton was previously Chairman of Rural/Metro Corp, an emergency ambulance company, from December 2010 to June 2011, and Chairman of Medalogix, LLC, a healthcare analytics company, from August 2014 to May 2021, and served on the boards of BioScrip Inc., an infusion services company from March 2015 to August 2019, LHC Group Inc., a nursing care company, from November 2012 through August 2017, Advanced Emissions Solutions Inc., a clean energy technology company, from August 2014 through May 2016, and Interstate Hotels Inc., a global hotel management company, from February 2009 through March 2010. Mr. Shackelton is actively involved in multiple charitable organizations. Previously, Mr. Shackelton worked at Watershed Asset Management and Morgan Stanley & Co. Mr. Shackelton received a bachelor’s degree in Economics from Yale College in 2001.

Mr. Shackelton serves as a designee of the Series A Holders pursuant to the Certificate of Designations for the Series A Preferred Stock. Mr. Shackelton’s investment and business experience and broad understanding of the capital markets, business cycles, and capital investment and allocation are important qualifications for the Board. His experience as a director of other publicly-traded companies and his experience with a private investment company contribute to the Board’s collective knowledge, capabilities and experience.

James J. Fredlake, 57, was elected as a director in March 2018 and had served on the board of directors of Lazy Days’ R.V. Center, Inc. since 2010. Mr. Fredlake retired as Chief Executive Officer of Anchor Glass Container Corp in early 2017 after more than eight years as Chief Executive Officer and three years as Chief Financial Officer. Mr. Fredlake’s background includes ten years with Alcoa Corporation after starting his professional career in public accounting . Mr. Fredlake serves on the board of Libbey, Inc. (for which he also serves as the audit committee chair) and previously served on the boards of Saxco International and Portola Packaging. Mr. Fredlake also serves as a board member for the Academy Prep Center of Tampa. Mr. Fredlake received a BS in accounting from Arizona State University.

Mr. Fredlake’s extensive management experience and his demonstrated leadership roles in other business activities are important qualifications for the Board. His extensive financial management experience and history with the Company also contribute to the Board’s collective knowledge, capabilities and experience.

Board Diversity Matrix

(As of April 29, 2022)
	Female	Male	Did Not Disclose
Total Number of Directors	6
Part I: Gender Identity
Directors	1	4	1
Part II: Demographic Background
African American or Black
White	1	4
Other			1

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CORPORATE GOVERNANCE INFORMATION

Board Leadership Structure

The Board has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer, and instead the Board remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The position of Chairman of the Board is currently held by Christopher S. Shackelton. The position of Chief Executive Officer is currently held by Robert DeVincenzi on an interim basis. We believe this leadership structure is appropriate because it allows Mr. DeVincenzi to focus his efforts on running our business and managing the Company, while we realize the benefits of Mr. Shackelton’s extensive business experience and current and past service on boards of other publicly traded companies.

Director Independence

We are subject to Nasdaq’s requirement that a majority of the board of directors be “independent.” Our Board has determined that all of our directors, other than Messrs. DeVincenzi and Shackleton, qualify as “independent” directors in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests regarding a director’s independence and requires that the Board make an affirmative determination that a director has no relationship with the Company that would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director. There are no Family Members as defined by Nasdaq among any of our directors or executive officers.

Role of Board in Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the Audit Committee, Compensation Committee and Nominating and Governance Committee of the Board, but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, inflation, operations, regulatory compliance and cybersecurity, among others), and the processes in place to monitor and control such exposures. Our Audit Committee regularly reviews our financial statements, certain financial disclosures, our financial and other internal controls, and regularly receives reports from management. The other committees of the Board consider the risks within their areas of responsibility. The Compensation Committee oversees risks related to the Company’s compensation policies and practices. The Compensation Committee regularly reviews our executive compensation policies and practices, and other related employee benefits, and the risks associated with each. The Nominating and Governance Committee considers issues associated with the independence of our Board and corporate governance. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company. Our Board has received regular updates from the management team on the evolving COVID-19 pandemic and is involved in strategic decisions related to the impact of the COVID-19 on our business, operations and financial condition.

Committees and Attendance at Board and Committee Meetings

Our Board held 11 meetings during 2021. During that time, no member of the Board attended fewer than 75% of the aggregate of: (i) the total number of meetings of our Board (held during the period for which he or she was a director), and (ii) the total number of meetings held by all committees of the Board on which he or she served (held during the period that such director served).

Pursuant to our Bylaws, the Board may establish one or more committees of the Board, however designated, and delegate to any such committee the full power of the Board, to the fullest extent permitted by law.

Our Board has established three separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The charters for each committee set forth the scope of the responsibilities of that committee. The Board assesses the effectiveness and contribution of each committee on an annual basis. The charters for our Board committees are available at www.lazydays.com/investor-relations/governance#documents, and you may obtain a printed copy of any of these charters by sending a written request to: Investor Relations, Lazydays Holdings, Inc., 4042 Park Oaks Blvd, Suite 350, Tampa, Florida 33610.

Audit Committee

The members of this committee are Messrs. Fredlake (Chair), Comstock and Gnat. The Board has determined that Mr. Fredlake is an “audit committee financial expert”, as defined in Item 407 of Regulation S-K. The Audit Committee held 9 meetings during 2021.

The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities by overseeing our accounting and financial processes and the audits of our financial statements. The Audit Committee has the ultimate authority and direct responsibility for the selection, appointment, compensation, retention and oversight of the work of the Company’s independent auditor that is engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company (including the resolution of disagreements between management and the independent auditors regarding financial reporting), and the independent auditor must report directly to the Audit Committee. The Audit Committee also is responsible for the review of proposed transactions between the Company and related parties. For a complete description of the Audit Committee’s responsibilities, please refer to the Audit Committee Charter.

Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

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Compensation Committee

The members of the Compensation Committee are Ms. Serow (Chair) and Messrs. Comstock and Gnat. The Compensation Committee held 4 meetings during 2021.

The Compensation Committee was established to, among other things, administer and approve all elements of compensation and awards for our executive officers. The Compensation Committee has the responsibility to review and approve the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate individual performance of the Chief Executive Officer in light of those goals and objectives, determine and approve the compensation of all executive officers, review and make recommendations regarding the adoption of and amendments to incentive compensation and equity-based plans. The Compensation Committee may delegate the power to administer the Company’s incentive and equity-based compensation plans, including the grant of stock options, restricted stock, and other equity awards under such plans. It may also delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. For a complete description of the Compensation Committee’s responsibilities, please refer to the Compensation Committee Charter.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are Messrs. Comstock (Chair) and Fredlake and Ms. Serow. The Nominating and Governance Committee held 7 meetings during 2021.

The Nominating and Governance Committee is responsible for identifying individuals qualified to become members of the Board or any committee of the Board; recommending nominees for election as directors at each annual stockholder meeting; recommending candidates to fill any vacancies on the Board or any committee of the Board; and overseeing the evaluation of the Board. For a complete description of the Nominating and Governance Committee’s responsibilities, please refer to the Nominating and Governance Committee Charter.

The Nominating and Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating and Governance Committee is responsible for reviewing each candidate’s biographical information, meeting with each candidate and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating and Governance Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds and professional expertise, among other factors.

Code of Ethics and Business Conduct Policy

In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, the Board has adopted a Code of Business Conduct (“Code of Conduct”), which is applicable to all directors, officers and employees. A copy of the Code of Conduct is available on our corporate website at www.lazydays.com/investor-relations/governance#documents. You also may obtain a printed copy of the Code of Conduct by sending a written request to: Investor Relations, Lazydays Holdings, Inc., 4042 Park Oaks Blvd, Suite 350, Tampa, Florida 33610. In the event that we amend or waive any of the provisions of the Code of Conduct that relate to any element of the code of ethics, as defined in Item 406(b) of Regulation S-K, we intend to disclose the amendment or waiver on our Investor Relations website.

Policy on Employee, Officer and Director Hedging

Our insider trading policy provides that our directors, officers, employees and members of their immediate family may not engage in any hedging or monetization transactions with respect to our securities, including by trading in put or call options, warrants, swaps, forwards and other derivatives or similar instruments on our securities, or by selling our securities “short.” Anyone may, in accordance with the insider trading policy and any other applicable corporate policies, exercise options granted to them by the Company.

Stock Ownership Guidelines for Executive Officers and Directors

The Board adopted stock ownership and holding requirements guidelines (the “Stock Ownership Guidelines”) in April 2022 to further align the interests of the executive officers and directors with the interests of stockholders and to further promote the Company’s commitment to sound corporate governance. The guidelines require the Company’s Chief Executive Officer to hold an amount of stock at least equal to four times base salary, and the Chief Financial Officer and Vice President and National General Manager to hold an amount of stock at least equal to three times base salary. A non-employee director is required to hold an amount of stock equal to at least four times the retainer paid to the director.

Shares that satisfy the Stock Ownership Guidelines consist of: (i) shares of common stock of the Company owned by an executive officer or director, including shares acquired upon the vesting of restricted stock and restricted stock units, and (ii) unexercised stock options, unvested restricted stock and unvested restricted stock units.

Executive officers and directors are expected to achieve their respective target holdings levels within three years of the date of the adoption of the Stock Ownership Guidelines and to maintain their ownership at or above their target holdings levels after.

Director Nomination Process

Guidelines for Selecting Director Nominees

The Nominating and Governance Committee will consider persons identified by its members, management, stockholders and others. Nominees will be reviewed in the context of the current composition of the Board (including the diversity in background, experience, and viewpoints of the Board), the operating requirements of the Company and the long-term interests of the Company’s stockholders. In conducting its assessment, the Nominating and Governance Committee will consider and evaluate each nominee based upon its assessment of the following criteria:

●	Whether the candidate is independent pursuant to the requirements of Nasdaq.

●	Whether the candidate is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company.

●	Whether the candidate has the ability to read and understand basic financial statements. The Nominating and Governance Committee also will determine if a candidate satisfies the criteria for being an “audit committee financial expert,” as defined by the SEC.

●	Whether the candidate has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise.

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●	Whether the candidate has knowledge of the Company and issues affecting the Company.

●	Whether the candidate is committed to enhancing stockholder value.

●	Whether the candidate fully understands, or has the capacity to fully understand, the legal responsibilities of a director and the governance processes of a public company.

●	Whether the candidate is of high moral and ethical character and would be willing to apply sound, objective, and independent business judgment, and to assume broad fiduciary responsibility.

●	Whether the candidate has, and would be willing to commit, the required hours necessary to discharge the duties of Board membership.
●	Whether the candidate has any prohibitive interlocking relationships or conflicts of interest.

●	Whether the candidate is able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

●	Whether the candidate is able to suggest business opportunities to the Company.

If a stockholder wishes to suggest a proposed name of a nominee for consideration by the Nominating and Governance Committee, the stockholder must submit his/her/its recommendation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of stockholders to the Corporate Secretary at Lazydays Holdings, Inc., 4042 Park Oaks Blvd, Suite 350, Tampa, Florida 33610. The stockholders’ recommendation must contain the following information about the nominee:

●	Name;

●	Age;

●	Business and current residence addresses, as well as residence addresses for the past 20 years;

●	Principal occupation or employment and employment history (name and address of employer and job title) for the past 10 years (or such shorter period as the candidate has been in the workforce);

●	Educational background;

●	Permission for the Company to conduct a background investigation, including the right to obtain education, employment, and credit information;

●	The number of shares of common stock of the Company beneficially owned by the candidate;

●	The information that would be required to be disclosed by the Company about the candidate under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

●	A signed consent of the nominee to serve as a director of the Company, if elected.

Communication with Directors

The Board has adopted a process to facilitate written communications by stockholders or other interested parties to the entire board, the independent members of the Board as a group or any individual member of the Board. Persons wishing to write to the Board, to a specified director or to a committee of the Board, should send correspondence to the Corporate Secretary at Lazydays Holdings, Inc., 4042 Park Oaks Blvd, Suite 350, Tampa, Florida 33610 or to investors@lazydays.com.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the board, or to the affairs of Lazydays.

Attendance at Annual Meetings

We do not have a formal policy requiring director attendance at annual meetings of stockholders, but we do encourage all of our directors to attend the annual meetings of stockholders. None of our Board members, other than Mr. Murnane, attended our 2021 annual meeting of stockholders.

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EXECUTIVE OFFICERS OF LAZYDAYS

The executive officers of Lazydays as of April 11, 2022 are as follows:

Name	Age	Position
Robert DeVincenzi	62	Interim Chief Executive Officer
Nicholas Tomashot	59	Chief Financial Officer, Treasurer and Secretary
Ronald Fleming	63	Vice President and National General Manager

Robert DeVincenzi — Please refer to the biographical information listed above in Proposal 1.

Nicholas Tomashot — Mr. Tomashot has served as Chief Financial Officer, Treasurer and Secretary of Lazydays since May 2018. Mr. Tomashot brings more than thirty years of financial management experience and has an extensive background in corporate finance, financial planning and analysis, cost analysis, business intelligence, investor relations, strategic planning and operational efficiency. Mr. Tomashot was Senior Vice President and General Manager of the National Service Center of US Foods, a national foodservice distributor, from July 2013 through April 2018. Prior to US Foods, Mr. Tomashot was Chief Financial Officer, Treasurer and Corporate Secretary, of Pinnacle Data Systems, a NYSE-traded provider of technology repair and reverse logistics services, from April 2008 through January 2012 and subsequently became Vice President, Finance, of Avnet Integrated, the electronic components distribution company that acquired Pinnacle Data Systems. Prior to that, Mr. Tomashot served in finance leadership roles for Innovex, Inc., an international manufacturer of components used in high technology electronics, as Vice President, Operations Finance- Thailand from June 2004 through April 2008 and as Vice President of Finance from March 2001 through June 2004. Mr. Tomashot holds a Bachelor of Science degree in Finance from The Ohio State University and a Master in Business Administration from the Duke University Fuqua School of Business.

Ronald Fleming — Mr. Fleming has served as Vice President and National General Manager since September 2017. In this capacity, Mr. Fleming oversees all dealership operations. Mr. Fleming’s career includes over forty years in the RV industry. Mr. Fleming joined Lazydays in 2013 as the General Sales Manager of the Tampa dealership. Prior to joining Lazydays, Mr. Fleming was the Director of Sales for Alliance Coach RV where he supervised all sales, finance and insurance, and internet activity (2011-2013). Mr. Fleming owned and operated Travel Country RV Center from 1996 to 2011. Mr. Fleming started his career with Giant Recreation World in 1980 where he held various positions, including Executive Vice President, when he left in 1996. Mr. Fleming attended Valencia College in Orlando, Florida.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

As of April 11, 2022, 13,874,932 shares of common stock were issued and 12,080,823 were outstanding, and 600,000 shares of preferred stock were issued and outstanding. The following table sets forth information with respect to the beneficial ownership of our common stock and preferred stock as of April 11, 2022, by: (i) each of our directors and named executive officers, (ii) all of our directors and executive officers as a group, and (iii) each stockholder known by us to be the beneficial owner of more than 5% of our voting securities. To our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the voting securities beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the voting securities listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise noted below, the address of each person listed on the table is c/o Lazydays Holdings, Inc., 4042 Park Oaks Blvd, Suite 350, Tampa, Florida 33610.

Name of Beneficial Owners	Amount and Nature of Beneficial Ownership (Common Stock)		Percent of Class(1)	Amount and Nature of Beneficial Ownership (Series A Preferred Stock)(2)		Percent of Class(3)	Percent of Total Voting Power(4)
Directors and Named Executive Officers
William P. Murnane	1,150,021	(5)	9.5%	—		—	6.4%
Robert DeVincenzi	—		—	—		—	—
Nicholas Tomashot	111,775	(6)	*	—		—	*
Ronald Fleming	23,714		*	—		—	*
Jerry Comstock	25,781	(7)	*	—		—	*
James J. Fredlake	35,943		*	—		—	*
Jordan Gnat	30,781	(8)	*	—		—	*
Erika Serow	25,781	(8)	*	—		—	*
Christopher S. Shackelton	6,675,381	(9)	38.0%	500,000	(10)	83.3%	35.9%
All directors and executive officers as a group (8 persons)	8,079,177	(11)	24.4%	500,000		83.3%	43.2%

5% or Greater Securityholders
Coliseum Capital Partners, L.P.	4,910,696	(12)	30.5%	365,511	(12)	60.9%	26.6%
Park West Asset Management LLC	1,196,001	(13)	9.99%	100,000	(13)	16.7%	17.1%
Kanen Wealth Management, LLC	1,027,684	(14)	8.5%	—		—	5.7%
B. Riley Financial, Inc.	1,069,665	(15)	8.9%	—		—	5.9%
Royce & Associates, LP	601,175	(16)	5.0%	—		—	3.3%
Blackwell Partners LLC – Series A	1,764,685	(17)	13.0%	134,489	(17)	22.4%	9.7%
Common Pension Fund D	731,627	(18)	6.1%	—		—	4.1%

*	Less than 1 percent

(1)	For purposes of this column, the number of shares of the class outstanding reflects the sum of: (i) 12,080,823 shares of common stock that were outstanding as of April 11, 2022; and (ii) the number of shares of common stock, if any, which the relevant person could acquire on exercise of options, warrants, pre-funded warrants or conversion of the preferred stock within 60 days of April 11, 2022.

(2)	This column includes the number of shares of preferred stock. The number of shares of common stock that could be obtained upon the conversion of preferred stock at the current conversion rate is included in the column entitled “Amount and Nature of Beneficial Ownership (Common Stock).”

(3)	Certain purchasers of the preferred stock are entitled to vote upon all matters upon which holders of common stock have the right to vote and are entitled to the number of votes equal to the number of full shares of common stock into which such shares of preferred stock could be converted at the then applicable conversion rate.

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(4)	The Percent of Total Voting Power is calculated by dividing: (A) the aggregate number of shares of common stock beneficially owned under Rule 13d-3 of the Exchange Act by the relevant person, including all shares of common stock issuable upon conversion of preferred stock, subject to the beneficial ownership limitations contained therein by: (B) the sum of (x) the number of shares of common stock issued and outstanding, (y) the number of shares of common stock that could be acquired upon the conversion of all shares of preferred stock issued and outstanding, subject to the beneficial ownership limitations contained therein and (z) the number of shares of common stock, if any, which the relevant person could acquire on exercise of options or warrants within 60 days of April 11, 2022.

(5)	For Mr. Murnane, amounts are as of January 1, 2022, when his resignation from the Company became effective.

(6)	Includes 50,000 shares of common stock at an exercise price of $11.10 per share that are or will become exercisable within 60 days of April 11, 2022.

(7)	Includes 1,333 shares issuable upon the exercise of options at an exercise price of $23.11 per share that are or will become exercisable within 60 days of April 11, 2022.

(8)	Includes 25,781 shares of common stock issuable upon the exercise of options as follows: 14,218 shares of common stock at an exercise price of $11.10 per share, 10,230 shares of common stock at an exercise price of $7.91 per share and 1,333 shares at an exercise price of $23.11 per share that are or will become exercisable within 60 days of April 11, 2022.

(9)

Consists of: (i) 496,894 shares of common stock issuable upon the exercise of 496,894 warrants at an exercise price of $11.50 per share, which warrants are currently exercisable (of which 363,241 warrants are held by Coliseum Capital Partners, L.P. (“CCP”) and 133,653 warrants are held by an investment advisory client of Coliseum Capital Management, LLC (“CCM”); (ii) 25,781 shares of common stock issuable upon the exercise options of held by CCP and granted for Mr. Shackelton’s services on the Board that are or will become exercisable within 60 days of April 11, 2022 as follows: 14,218 shares at an exercise price of $11.10 per share; 10,230 shares of common stock at an exercise price of $7.91 per share; and 1,333 shares of common stock at an exercise price of $23.11 per share; (iii) 4,980,924 shares of common stock that could be obtained upon the conversion of 500,000 shares of preferred stock at the current conversion rate; and (iv) 1,171,782 shares of common stock (of which 880,509 shares are held by CCP and 291,273 shares are held by an investment advisory client of CCM).

Based on the Form 4 filed December 15, 2021 and Amendment No. 9 to their Schedule 13D filed on December 14, 2021, CCM is an investment adviser whose clients, including CCP, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock. Coliseum Capital, LLC (“CC”) is the general partner of CCP. Messrs. Gray and Shackelton are the managers of CC and CCM. CCM, CC, CCP, The address for Coliseum is 105 Rowayton Avenue, Rowayton, Connecticut 06853.

(10)	Consists of 500,000 shares of preferred stock, of which 365,511 shares of preferred stock are held by CCP and 134,489 shares of preferred stock are held by an investment advisory client of CCM.

(11)	Includes: (i) 498,227 shares of common stock issuable upon the exercise of 498,227 warrants at an exercise price of $11.50 per share that are currently exercisable; and (ii) 128,676 shares of common stock issuable upon the exercise of options at various exercise prices that are or will become exercisable within 60 days of April 11, 2022.

(12)	See footnotes (9) and (10).

(13)

Based on Amendment No. 3 to Schedule 13G filed on February 14, 2022 by: (i) Park West Asset Management LLC, a Delaware limited liability company (“PWAM”), (ii) Park West Investors Master Fund, Limited, a Cayman Islands exempted company (“PWIMF”) and (iii) Peter S. Park (“Mr. Park” and, collectively with PWAM and PWIMF, “Park West”). Amendment No. 3 reported that PWAM is the investment manager to PWIMF and Park West Partners International, Limited (“PWPI” and, collectively with PWIMF, the “PW Funds”). Mr. Park is the controlling manager of PWAM.

As of December 31, 2021, PWIMF beneficially held: (i) 818,811 shares of common stock; (ii) public warrants exercisable for an aggregate of 168,755 shares of common stock; (iii) PIPE warrants exercisable for an aggregate of 596,707 shares of common stock; (iv) 266,612 prefunded warrants; and (v) 88,954 shares of preferred stock, each subject to the ownership limitations described below.

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As of December 31, 2021, PWPI held: (i) 81,289 shares of common stock, (ii) public warrants exercisable for an aggregate of 16,760 shares of common stock; (iii) PIPE warrants exercisable for an aggregate of 74,100 shares of common stock; (iv) 33,745 prefunded warrants; and (v) 11,046 shares of preferred stock, each subject to the ownership limitations described below.

The prefunded warrants, public warrants, PIPE warrants and preferred stock are all subject to exercise and conversion limitations prohibiting the exercise or conversion of each security to the extent that it would result in the holder, or any of its affiliates, being deemed to beneficially own in excess of 9.99% of the then-outstanding shares of the Company’s common stock. Based on the foregoing, 9.99% of the shares of common stock deemed to be issued and outstanding as of December 31, 2021 may be deemed to be beneficially owned: (x) directly by PWIMF, (y) indirectly by PWAM, as the investment manager to the PW Funds, and (z) indirectly by Mr. Park, as the controlling manager of PWAM.

(14)	Based on a Schedule 13D filed on November 30, 2021 by Philotimo Fund, LP, a Delaware limited partnership (“Philotimo”), Philotimo Focused Growth and Income Fund, a series of World Funds Trust, a Delaware statutory trust (the “Fund”), Kanen Wealth Management, LLC, a Florida limited liability company (“KWM”) and David L. Kanen as the managing member of KWM and with respect to the shares directly and beneficially owned by him. KWM is the general partner of Philotimo and the investment manager of the Fund. .

(15)	Based on a Schedule 13D filed on March 10, 2022 by B. Riley Financial, Inc., a Delaware corporation (“BRF”), B. Riley Securities, Inc., a Delaware corporation, BRF Investments, LLC, a Delaware limited liability company, and Bryant R. Riley. Mr. Riley is the Co-Chief Executive Officer and Chairman of the Board of Directors of BRF. The address for BRF is 11100 Santa Monica Boulevard, Suite 800, Los Angeles, California 90025.

(16)	Based on a Schedule 13G filed on January 21, 2022 by Royce & Associates, LP, a New York limited partnership. The address for Royce & Associates, LP is 745 Fifth Avenue, New York, New York 10151.

(17)	See footnotes (9) and (10). Represents the investment advisory client of CCM.

(18)	Based on a Schedule 13G filed on March 22, 2018 by The Division of Investment, Department of the Treasury, State of New Jersey, which reported that, as of March 15, 2018, The Division of Investment beneficially owned 731,627 shares of common stock with sole voting and dispositive power over such shares. The Division of Investment is a government entity which manages and invests monies of the Consolidated Police & Firemen Pension Fund, the Judicial Retirement System, the Police & Firemen Retirement System, the Prison Officer Pension Fund, the Public Employee Retirement System, the State Police Retirement System and the Teacher Pension & Annuity Fund, the State of New Jersey Cash Management Fund, Supplemental Annuity Collective Trust (a 403b plan), a portion of the NJBEST Fund (a 529 college savings plan) as well as several funds under the New Jersey State Employees Deferred Compensation Program (a 457 plan). The address of the Division of Investment is 50 West State Street, 9th Floor, PO Box 290, Trenton, New Jersey 08625-0290.

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EXECUTIVE COMPENSATION

Lazydays Executive Officer and Director Compensation

The following sections provide compensation information pursuant to the scaled disclosure requirements applicable to smaller reporting companies under SEC rules.

Overview

Lazydays’ named executive officers for the year ended December 31, 2021 consist of William P. Murnane, former President and Chief Executive Officer, Nicholas Tomashot, Chief Financial Officer, Treasurer and Secretary, and Ronald Fleming, Vice President and National General Manager.

Lazydays’ compensation policies and philosophies are designed to align executive compensation with business objectives and the creation of stockholder value, while also enabling Lazydays to attract, motivate and retain individuals who contribute to Lazydays’ long-term success. Lazydays historically provides a portion of its executive officers’ compensation as long-term incentive compensation in the form of equity awards or performance based cash compensation and links a significant portion of annual cash compensation to performance objectives.

The compensation of Lazydays’ named executive officers has historically consisted of a base salary, an annual cash incentive and retirement, health and welfare benefits. In addition, Lazydays has granted its named executive officers, as well as other members of its management team, long term incentive awards in the form of options and/or transaction bonuses. Pursuant to their employment agreements, certain of Lazydays’ named executive officers are eligible to receive certain payments and benefits upon a termination of employment under certain circumstances.

Summary Compensation Table

The following table presents summary information regarding the total compensation for the years ended December 31, 2021 and 2020 for the named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
William P. Murnane	2021	550,385	—	—	—	—	5,700	12,985,683
Former Chief Executive Officer and Chairman	2020	529,615	—	—	—	810,000	203,635	1,543,250

Nicholas Tomashot	2021	346,635	—	—	—	299,174	5,700	5,215,886
Chief Financial Officer	2020	318,750	—	—	—	365,625	5,588	689,963

Ronald Fleming	2021	295,673	—	—	—	161,324	5,700	4,872,571
Vice President and National General Manager	2020	269,712	—	—	—	288,750	4,516	562,978

(1)	Includes a one-time catch-up payment to each named executive officer that the Committee unanimously approved in 2021 in the amount of salary foregone as part of the April 2020 temporary pay reductions.

(2)	The amounts shown in the “Option Awards” column reflect the grant date fair value of the awards under FASB ASC Topic 718 (disregarding estimated forfeitures). For a description of the methodology and assumptions used to determine the amounts reflected in this columns, see Note 17 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(3)

Non-equity incentive plan compensation for the 2021 year was paid in March 2022. It was tied to year-on-year growth in Adjusted EBITDA, subject to adjustment for key functional metrics. The Company defines Adjusted EBITDA as net income excluding depreciation and amortization of property and equipment, non-floor plan interest expense, amortization of intangible assets, income tax expense, stock-based compensation, transaction costs and other supplemental adjustments which for the periods presented includes LIFO adjustments, PPP loan forgiveness, severance costs, other one-time charges, gain (loss) on sale of property and equipment and change in fair value of warrant liabilities. Under the formula adopted by the Compensation Committee in 2021, a 15% increase in Adjusted EBITDA would have earned the named executive officer 150% of his target bonus. As a result of a year-over-year Adjusted EBITDA increase of 109%, each named executive officer earned the maximum payout of 150% of his target bonus. This amount is reflected in the “nonequity incentive plan compensation” column.

Mr. Murnane left the Company effective January 1, 2022, and as a result did not receive any non-equity incentive plan compensation.

(4)	The amounts set forth in this column include matching contributions made by the Company to the Company’s 401(k) plan. In addition, for William P. Murnane, the 2020 amount includes a $200,000 relocation allowance.

Narrative Disclosure to Summary Compensation Table

Employment Agreement and Employment Offer Letter

Mr. Murnane served as our Chief Executive Officer until January 1, 2022.

We entered into an employment agreement with Mr. Murnane on March 15, 2018. The employment agreement for Mr. Murnane provided for an initial base salary of $540,000, subject to annual discretionary increases. Mr. Murnane is eligible to participate in any employee benefit plans adopted by the Company from time to time and to receive an annual cash bonus based on the achievement of performance objectives. Mr. Murnane’s target bonus for 2021 was 100% of his base salary.

The employment agreement for Mr. Murnane provided that if he was terminated for any reason, he was entitled to receive any accrued benefits, including any earned but unpaid portion of base salary through the date of termination, subject to withholding and other appropriate deductions. In addition, in the event Mr. Murnane resigned for good reason or was terminated without cause (all as defined in the employment agreement) prior to January 1, 2022, subject to entering into a release, the Company would pay Mr. Murnane severance equal to two times base salary and average bonus for Mr. Murnane.

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Offer Letter – Nicholas Tomashot

Lazydays entered into an offer letter with Mr. Tomashot when he was hired as Chief Financial Officer in 2018. The offer letter provides for an initial base salary of $325,000 per year. In addition, Mr. Tomashot is eligible to receive an annual cash incentive bonus based on the achievement of performance objectives to be established by the Chief Executive Officer and approved by the Board. Mr. Tomashot’s target bonus is 75% of his annual base salary (with the potential to earn a maximum of up to 150% of his target bonus). Mr. Tomashot is also eligible to participate in any employee benefit plans as may be adopted by Lazydays from time to time.

The offer letter provides that if Mr. Tomashot is terminated without cause, he will, subject to entering into a general release of claims, receive severance equal to twelve months of his base salary and that if such termination is following a change in control, he is also eligible to receive a pro-rated bonus, if the Board determines that the performance objectives have been met.

Other Employment Agreements/Arrangements

We do not have an agreement or arrangement with Mr. Fleming. Mr. Fleming is eligible to receive an annual cash bonus based on the achievement of performance objectives. Mr. Fleming’s target bonus is 70% of his annual base salary.

Any new agreements or arrangements with the named executive officers entered into in the future will be subject to approval of the Compensation Committee.

2020 Compensation Decisions

As part of a series of actions Lazydays took to adjust resources and costs to be in line with reduced demand caused by the COVID-19 pandemic, members of the Company’s senior management team, including our named executive officers, Mr. William P. Murnane, our former Chairman and Chief Executive Officer, Mr. Nicholas Tomashot, our Chief Financial Officer, and Mr. Ron Fleming, our Vice President and National General Manager, agreed to forgo 25% of their base salary and any applicable 2020 annual pay increases that would otherwise be payable to them under their applicable employment arrangements. Due to significant improvement in sales, senior management was able to resume normal salaries in late May 2020. In addition, as included in the “Salary” column in the Summary Compensation Table above, the Compensation Committee approved payment in 2021 of an amount equal to the salary forgone ($10,385 in the case of Mr. Murnane, $6,250 in the case of Mr. Tomashot and $5,288 in the case of Mr. Fleming).

2021 Compensation Decisions

The Compensation Committee approved a salary increase of $20,000 each for Messrs. Tomashot and Fleming for the 2021 fiscal year, effective March 14, 2021, and approved the formula for calculation of the 2021 short-term incentive plan compensation, which include target bonuses of $540,000, $258,750 and $206,500 for Messrs. Murnane, Tomashot and Fleming, respectively. Mr. Murnane left the Company on January 1, 2022, and did not receive 2021 short-term incentive plan compensation.

Outstanding Equity Awards at Fiscal Year End - 2021

The following table summarizes information concerning the outstanding equity awards, including unexercised options, as of December 31, 2021, for each of Lazydays’ named executive officers:

Outstanding Equity Awards at December 31, 2021

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
William P. Murnane	—	—		—	—
Nicholas Tomashot	50,000	58,337	(1)	11.10	5/07/2023
Ronald Fleming	—	43,753	(1)	11.10	3/16/2023

(1)	The options vest as follows: 30% of the option shall vest once the VWAP (defined below) is equal to or greater than $13.125 per share for at least thirty (30) out of thirty-five (35) consecutive trading days (“Specific Period”); an additional 30% of the option shall vest once the VWAP is equal to or greater than $17.50 per share for a Specific Period; an additional 30% of the option shall vest once the VWAP is equal to or greater than $21.875 per share for a Specific Period; and an additional 10% of the option shall vest once the VWAP is equal to or greater than $35 per share for a Specific Period; provided that the reporting person remains continuously employed by the Company (and/or any of its subsidiaries) from the grant date through (and including) the relevant date of vesting. Any such VWAP shall be adjusted for share splits, extraordinary dividends, reorganizations, recapitalizations or similar events. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the shares are then listed or quoted on a national securities exchange, the daily volume weighted average price of the shares for such date (or the nearest preceding date) on the national securities exchange on which the shares are then listed or quoted as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)), (b) if the shares are not then listed or quoted for trading on any national securities exchange and if prices for the shares are then reported on the OTC Bulletin Board or in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the shares so reported, or (c) in all other cases, the fair market value of the shares as determined in good faith by the committee. As of December 31, 2021, the first three vesting conditions have been met. Mr. Murnane’s remaining unvested options were forfeited upon his resignation, as discussed above.

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Equity Compensation Plan Information Table

The following information is with respect to our 2018 Long-Term Incentive Plan as of December 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	4,174,167	$10.60	250,399
Equity compensation plans not approved by security holders	—	—	—
Total	4,174,167	$10.60	250,399

(1)	The information set forth in the table pertains to our 2018 Long-Term Incentive Plan as of December 31, 2021.

Director Compensation - 2021

The following table shows the compensation earned by each director who was not an officer during fiscal year 2021.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jerry Comstock	$65,000	—	4,000	—	—	$65,000
James J. Fredlake	$60,000	—	4,000	—	—	$60,000
Jordan Gnat	$60,000	—	4,000	—	—	$60,000
Erika Serow	$60,000	—	4,000	—	—	$60,000
Christopher S. Shackelton	$65,000	—	4,000	—	—	$65,000

(1)	Our non-employee members of the Board receive annual cash compensation of $50,000 for serving on the Board, $5,000 for serving on a committee of the Board (other than the Chairman of each of the committees) and $10,000 for serving as the Chairman of any of the committees of the Board.

(2)

The amounts shown in the “Option Awards” column reflect the grant date fair value of the awards under FASB ASC Topic 718 (disregarding estimated forfeitures). For a description of the methodology and assumptions used to determine the amounts reflected in this columns, see Note 17 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The table below sets forth the aggregate number of shares of common stock subject to stock awards and option awards held by each non-employee director outstanding as of December 31, 2021.

Name	Stock Awards	Option Awards
Jerry Comstock	-	24,770
James J. Fredlake	5,329	24,770
Jordan Gnat	-	49,218
Erika Serow	-	49,218
Christopher S. Shackelton	-	49,218	(a)
B. Luke Weil	-	-

(a)	At the request of Mr. Shackelton, the option award he was entitled to receive for his service as a director of the Company was granted to Coliseum Capital Partners, L.P.

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PROPOSAL 2 –

 APPROVAL OF AMENDMENTS TO THE 2018 LONG-TERM INCENTIVE PLAN, INCLUDING AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN

Stockholders are being asked to approve the amendment and restatement of the Amended and Restated 2018 Long-Term Incentive Plan (the “2018 Plan”), which was last approved by stockholders at the 2019 annual meeting of stockholders. The amendment and restatement of the 2018 Plan (the “Amended 2018 Plan”) would: (i) replenish the pool of shares of our common stock available for issuance by adding 510,000 shares of common stock; and (ii) to make certain other immaterial language changes with respect to the 2018 Plan.

The purpose of the Amended 2018 Plan is to continue to attract and retain personnel of the highest caliber, provide incentives for officers, directors, employees and other key persons and to promote the well-being of our Company. It is in the best interests of our Company and our stockholders to continue to provide to officers, directors, employees, consultants and other independent contractors who perform services for us, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in the value of our common stock. Accordingly, the Board believes that the Amended 2018 Plan: (a) will provide us with significant means to continue to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for us, and (c) consequently, will prove beneficial to our ability to be competitive.

The Compensation Committee determined that 510,000 additional shares would provide us the ability to continue compensating our executive officers and other key employees. In determining the number of additional shares to be authorized for the Amended 2018 Plan, they considered the following principal factors:

● Number of Shares Available for Grant under 2018 Plan: As of December 31, 2021, 250,339 shares remained reserved and available for issuance under the 2018 Plan.

● Number of Awards Outstanding: As of December 31, 2021, the following awards were outstanding under the 2018 Plan: options with respect to 1,193,464 shares with a weighted average exercise price of $12.33 and a weighted average remaining term of 2.8 years ..

● Burn Rate: Burn rate measures the usage of shares for our stock plans as a percentage of our outstanding shares. For 2021, 2020 and 2019, our burn rates were approximately 2.2%, 5.6% and 6.0%, resulting in a three year average burn rate of approximately 4.6%. The Compensation Committee and the Board believes that 510,000 additional shares are appropriate at this time to allow us to grant awards with a burn rate similar to our 2019-2021 burn rate for the next three years.

● Overhang: As of December 31, 2021, 1,286,672 shares were subject to outstanding Company options, resulting in an overhang of approximately 10.6%. If the Amended 2018 Plan is approved and an additional 510,000 shares are reserved for issuance, the overhang would be approximately 13.6%.

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Our Board is recommending that our stockholders approve the material terms of the Amended 2018 Plan as described below. The summary is qualified in its entirety by reference to the full text of the Amended 2018 Plan, a copy of which is attached as Annex A.

If our stockholders approve the Amended 2018 Plan, the Amended 2018 Plan will become effective as of the date of stockholder approval. If our stockholders do not approve the Amended 2018 Plan, the Amended and Restated Plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Summary of the Amended 2018 Plan

Awards

The Amended 2018 Plan provides for the grant of any or all of the following types of awards (collectively, “Awards”): (a) stock options, (b) restricted stock, (c) restricted stock units, (d) stock appreciation rights, and (e) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by Committee (as defined below). Subject to anti-dilution adjustments as provided in the Amended 2018 Plan, the Amended 2018 Plan provides for a total of 4,934,566 shares of common stock to be available for distribution pursuant to the Amended 2018 Plan, which includes 1,286,671 shares of common stock that are issuable pursuant to outstanding awards of stock options, 250,399 shares of common stock that are currently available for equity award grants under the 2018 Plan and 510,000 shares of common stock that we are seeking approval for through the 2018 Amended Plan to replenish the pool of shares of our common stock available for issuance. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to us for tax withholding purposes, shares of our common stock allocable to such Award may again be available for Awards under the Amended 2018 Plan. On April 25, 2022, the closing price of a share of our common stock reported on Nasdaq was $20.47.

Administration. The Amended 2018 Plan may be administered by a Committee (the “Committee”) consisting of two or more members of the Board appointed by the Board. Each member of the Committee shall, to the extent required by applicable law, be “non-employee directors” for the purpose of Rule 16b-3 under the Exchange Act and an independent director under the rules of any national securities exchange or national securities association. The Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares of the Company subject to each Award and the share price. The Committee will also determine the term of each Award, the restrictions or limitations on each Award, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which shares of common stock and other amounts payable with respect to an Award will be deferred. The Committee may delegate some of the functions referred to above. No Award shall be granted pursuant to the Amended 2018 Plan on or after January 16, 2028, the tenth anniversary of the original date of approval of the 2018 Plan.

Eligibility and Participation. Current and prospective officers, directors, service providers and other employees of the Company or any subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Amended 2018 Plan with the requirements of Rule 16b-3) who are at the time of the grant of an Award under the Amended 2018 Plan employed by (or providing services to) the Company or any subsidiary of the Company and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any subsidiary of the Company are eligible to be granted Awards under the Amended 2018 Plan. Eligibility under the Amended 2018 Plan shall be determined by the Committee. The Company expects that approximately 50 persons will be eligible to participate in the Amended 2018 Plan.

A participant’s right, if any, to continue to serve the Company as a director, executive officer, other key employee or service provider, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the Amended 2018 Plan. Participants may receive one or more Awards under the Amended 2018 Plan.

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Forms of Awards

Stock Options. The Amended 2018 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options, subject to such terms and conditions as determined by the Committee. Incentive Stock Options granted pursuant to the Amended 2018 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the Amended 2018 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all shares of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may be less than such fair market value on the date of grant.

No shares of common stock of the Company may be issued upon the exercise of any option granted under the Amended 2018 Plan until the full option price has been paid by the optionee and applicable withholding requirements have been satisfied. The Committee may grant individual options under the Amended 2018 Plan with more stringent provisions than those specified in the Amended 2018 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Committee provides. Notwithstanding the foregoing, no options may be exercised on or after the tenth anniversary of the date of grant.

Stock Appreciation Rights. Stock Appreciation Rights are an award entitling the grantee, upon exercise, to receive an amount of our common stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Company common stock over the exercise price of the Stock Appreciation Right. The exercise price of a Stock Appreciation Right will be determined by the Committee at the time of grant and is not to be less than the fair market value of the Company shares on the date of grant. No Stock Appreciation Rights may be exercised on or after the tenth anniversary of the date of grant.

Restricted Stock Awards. Under the Amended 2018 Plan, the Committee may grant restricted shares of Company common stock. Restricted stock awards give the recipient the right to receive a specified number of Company shares, subject to such terms, conditions, restrictions and conditions of forfeiture as the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

Restricted Stock Units. Restricted Stock Units are similar to restricted stock except that the award takes the form of phantom units equal to the value of shares of the Company’s common stock instead of shares of the Company’s common stock. A Restricted Stock Unit award is the grant by the Committee of an unfunded, unsecured right to receive payment or common stock from the Company, upon the expiration of a vesting period or such other time periods as set forth in the award agreement, in an amount equal to the fair market value of a Company share on such date.

Performance-Based Awards and Performance Goals. Certain Awards under the Amended 2018 Plan may be granted subject to performance conditions.

Under the Amended 2018 Plan, the Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per share of the Company; (vii) book value per share of the Company; (viii) total shareholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance of improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion.

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Other Stock Based Awards. Other Stock-Based Awards, which may include awards that may be denominated or payable in, valued in whole or part by reference to, or otherwise based on or related to, common stock of the Company.

Effect of a Change of Control

Upon a “Change of Control” (as defined in the Amended 2018 Plan) unless provided in an Award Agreement, upon a Change in Control which occurs while the grantee is still employed or in the service of the Company and/or the Company (and its subsidiaries), the grantee’s unvested awards will immediately become vested.

In addition, the Committee may take one or more of the following actions: (i) provide for the assumption of such Awards, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and related exercise, conversion or purchase prices, consistent with the Amended 2018 Plan; (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of any such transaction) or (iii) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company an amount equal to the product of (A) the excess, if any, of: (x) the fair market value of a share of common stock of the Company (determined on the basis of the amount received by a holder of common stock of the Company in connection with such transaction and consistent with Section 409A, if applicable) with respect to a share of common stock of the Company over (y) the purchase price, exercise price or conversion price which would be payable or otherwise applicable for a share of common stock of the Company upon the conversion, exchange or exercise of such Award and (B) the number of shares of common stock of the Company subject to the vested portion of the Award not converted, exchanged or exercised.

Term and Amendment

The 2018 Plan became effective on March 15, 2018 and no Award will be granted more than ten years after January 16, 2018, the original date the 2018 Plan was approved, or January 16, 2028. The Board may at any time, and from time to time, amend any of the provisions of the Amended 2018 Plan, and may at any time suspend or terminate the Amended 2018 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of common stock of the Company if the failure to obtain such approval would adversely affect the compliance of the Amended 2018 Plan with the requirements of applicable law or listing standards of the applicable exchange. The Board or the Committee, as the case may be, may amend the terms of any Award granted under the Amended 2018 Plan; provided, however, that subject to certain provisions of the Amended 2018 Plan, no such amendment may be made by the Board or the Committee, as the case may be, which in any material respect impairs the rights of the participant without the participant’s consent, except for such amendments which are made to cause the Award to comply with applicable law or listing standards.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the Amended 2018 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below. This summary omits the tax laws of any municipality, state or foreign country in which a participant resides.

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Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Amended 2018 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until after the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (referred to as “AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or Company on the grant of Non-Qualified Stock Options pursuant to the Amended 2018 Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that Company complies with applicable reporting rules.

The optionee’s tax basis in any shares received upon exercise of a Non-Qualified Stock Option will be the fair market value of the shares on the date of exercise. Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.

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Stock Awards. The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Any cash dividends paid on a Stock Award before the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture will be taxable to the participant as additional compensation (and not as dividend income). Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service under Section 83(b) of the Code to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Restricted Stock Units. A participant will not realize income upon the grant of restricted stock units, but will realize ordinary income, and the Company will be entitled to a corresponding deduction (subject to the limitations of Code Section 162(m)), when the restricted stock units are settled in cash and/or shares of common stock of the Company. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance.

Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Stock Appreciation Rights. A participant who is granted a Stock Appreciation Right generally will not recognize ordinary income upon receipt of the Stock Appreciation Right. Rather, at the time of exercise of such Stock Appreciation Right, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes ordinary income. The participant’s tax basis in any shares received upon exercise of a Stock Appreciation Right will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Company Deduction. Generally, whenever a participant realizes ordinary income under the Amended 2018 Plan, a corresponding deduction is available to the Company provided the Company complies with certain reporting requirements. Under Code Section 162(m), however, the Company will be denied a deduction for certain compensation exceeding $1.0 million paid to certain of its executives. Prior to January 1, 2018, this included the chief executive officer and the three other highest paid executive officers (other than the chief financial officer). Beginning January 1, 2018, this includes the chief executive officer, the chief financial officer, any other named executive officers of the company and any such covered persons who were a covered person after December 31, 2016. In addition, for years prior to January 1, 2018 and for certain grandfathered compensation, certain performance based compensation is excluded from the $1.0 million limit.

New Plan Benefits

The benefits or amounts that will be received by or allocated to any executive officers or employees under the Amended 2018 Plan are not currently determinable since grants are at the discretion of the Committee.

Our Board recommends that you vote FOR the approval of amendments to the 2018 Long-Term Incentive Plan, including an increase the number of shares available for issuance under the Plan.

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REPORT OF THE AUDIT COMMITTEE

The following Report of our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Report by reference.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged our independent registered public accounting firm to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.	The Audit Committee has discussed with RSM, our independent registered public accounting firm for the year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

3.	The Audit Committee has received the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with RSM RSM’s independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board that the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

James J. Fredlake, Chairman

Jerry Comstock

Jordan Gnat

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy and Procedures

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. Our written related party transactions policy is contained in our Code of Business Conduct. The Audit Committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director is permitted to participate in the approval of any transaction in which he or she was a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that will elicit information about related party transactions.

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PROPOSAL 3 –

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022

In accordance with its charter, the Audit Committee of our Board has selected RSM, an independent registered public accounting firm, as the Company’s auditors for the fiscal year ended December 31, 2022, and our Board is asking stockholders to ratify that appointment. We are not required to have the stockholders approve the selection of RSM as our independent auditor. We nonetheless are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider the retention of RSM, but ultimately may decide to retain RSM as the Company’s independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Change in Independent Registered Public Accounting Firm

On April 23, 2021, the Audit Committee approved the appointment of RSM as our independent registered public accounting firm for the fiscal year ended December 31, 2021. In connection with this appointment, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”), our then-current independent registered public accounting firm. Marcum served as our independent registered public accounting firm for fiscal years 2020 and 2019.

The audit reports of Marcum on our consolidated financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent years ended December 31, 2020 and December 31, 2019, and during the subsequent interim period through April 23, 2021: (i) there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

At the time of its dismissal, we provided Marcum with a copy of the disclosures reproduced in this proxy statement and requested that Marcum furnish us with a letter addressed to the SEC stating whether or not Marcum agrees with our statements. A copy of the letter, furnished by Marcum in response to that request, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on April 29, 2021.

During the fiscal years ended December 31, 2020 and December 31, 2019, and during the subsequent interim period through April 23, 2021, neither us nor anyone on our behalf has consulted with RSM regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that RSM concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matters that were the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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Representatives of Marcum are not expected to be present at the Annual Meeting. Representatives of RSM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees and Services

Audit and other fees billed to us by RSM for the year ended December 31, 2021 and by Marcum for the year ended December 31, 2020 are as follows:

Lazydays Holdings, Inc.	2021	2020
Audit Fees	$1,064,257	$405,305
Audit-Related Fees	347,805	27,750
Tax Fees	—	—
All Other Fees	—	—
Total	$1,412,062	431,055

Audit Fees. Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory or regulatory filings or engagements, including registration statements.

Audit-Related Fees. Consists of fees billed for assurance services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”, such as accounting consultation and audits in connection with acquisitions.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

Pre-Approval by Audit Committee of Principal Accountant Services

The Audit Committee pre-approves all audit services and permitted non-audit services to be performed for the Company by its independent registered public accounting firm, including the fees and terms of all audit services and permitted non-audit services (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee pre-approved all of the audit and permitted non-audit services performed in 2021 and 2020.

Required Vote of Stockholders

The affirmative vote of a majority of the stock represented and entitled to vote at the meeting at which a quorum is present is required to ratify the appointment of RSM.

Our Board recommends that you vote FOR the proposal to ratify the appointment of RSM US LLP as the Company’s registered independent public accounting firm for 2022.

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STOCKHOLDER PROPOSALS AND NOMINATIONS DEADLINE FOR 2023 ANNUAL MEETING

Our Amended and Restated Bylaws provide that no business may be brought before an annual meeting by a stockholder unless the stockholder has provided proper notice to us not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. Accordingly, assuming our annual meeting for 2023 is scheduled for the first anniversary of our 2022 annual meeting, any stockholder proposals and recommendations for director nominees to be considered at the 2023 annual meeting must be properly submitted to us not earlier than March 10, 2023 nor later than April 10, 2023. Each such written notice must contain the information set forth in our Amended and Restated Bylaws.

These requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a proposal included in our proxy statement. For the 2023 annual meeting, under the SEC’s requirements, any stockholder proposals must be received by Lazydays no later than December 31, 2022, in order to be included in our 2023 proxy statement.

In addition to satisfying the above requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

HOUSEHOLDING; AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

The SEC permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for Notices and proxy materials with respect to two or more stockholders sharing the same address by delivering only one Notice or set of proxy materials to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs.

Our stockholders whose shares are held in street name will receive only one Notice or set of proxy materials per household, unless we receive contrary instructions. If you would like to receive a separate Annual Report, Notice or set of proxy materials in the future, or if your household is currently receiving multiple copies of the same items and you would like to receive only a single copy at your address in the future, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717 or by telephone at 866-540-7095 and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. We undertake to deliver promptly upon written or oral request a separate copy of the Annual Report, proxy statement, or Notice, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered.

If you would like to receive a copy of our Annual Report or this proxy statement, please contact our Investor Relations by mail at Investor Relations, Lazydays Holdings, Inc., 4042 Park Oaks Blvd, Suite 350, Tampa, Florida 33610, by telephone at (813) 204-4099 or by e-mail at investors@lazydays.com, and we will send a copy to you without charge. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for the purpose of the Annual Meeting, you should follow the instructions included in the Notice of Internet Availability of Proxy Materials.

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Appendix A

Lazydays Holdings, Inc.

Amended and Restated 2018 Long Term Incentive Plan

Section 1.  Purpose. The purpose of the Lazydays Holdings, Inc. 2018 Amended and Restated Long Term Incentive Plan is to provide an incentive for attracting, retaining and motivating officers, employees, directors and/or service providers and prospective officers, employees, directors and/or service providers of the Company and/or its subsidiaries by aligning the interests of such individuals with the success of the Company and to incentivize those parties to remain in the service of the Company and/or its subsidiaries by providing for the grant of awards tied to the proprietary interests of the Company.

Section 2.  Definitions. When used in this Plan, unless the context otherwise requires, the following terms shall have the meanings set forth next to such terms:

(a) “Applicable Exchange” shall mean The Nasdaq Stock Market or such other securities exchange as may at the applicable time be the principal market for the Shares.

(b) “Award” shall mean an award granted under this Plan as described in Section 5 hereof.

(c) “Award Agreement” shall mean a written or electronic agreement entered into between the Company and the Grantee in connection with an Award (including any notice of an Award executed and delivered by the Company to a Grantee and which is countersigned or acknowledged by such Grantee).

(d) “Beneficial Owner” means a “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall, with respect to any Grantee, have the meaning assigned to such term (if so defined) in the employment agreement between the Grantee and the Company Group, if any, or if the Grantee does not have an employment agreement with the Company Group, shall mean: (i) such Grantee’s failure to substantially perform the duties set forth in any agreement with the Company Group (other than any such failure resulting from such Grantee’s Disability); (ii) such Grantee’s failure to carry out, or comply with, in any respect any lawful directive of the Board; (iii) such Grantee’s commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude; (iv) such Grantee’s unlawful use (including being under the influence) or possession of illegal drugs on the Company Group’s premises or while performing such Grantee’s duties and responsibilities; (v) such Grantee’s commission at any time of any act of fraud, embezzlement, misappropriation, misconduct, conversion of assets of the Company Group, or breach of fiduciary duty against the Company Group (or any predecessor thereto or successor thereof); (vi) such Grantee’s material breach of any agreement with the Company Group (including without limitation, any breach of the restrictive covenants of any agreement); (vii) such Grantee’s neglect of the duties or services such Grantee is to provide to the Company Group; (viii) such Grantee’s negligence or intentional harm to the Company Group; or (ix) such Grantee’s willful misconduct or violation of any policy of the Company Group; provided, however, that with respect to any failure, breach or neglect described in clauses (i), (ii), (vi) or (vii) above, and so long as such failure, breach or neglect (as applicable) is curable, the Grantee shall have ten (10) days after receipt of written notice from the Company Group in which to cure the failure, breach or neglect described in such notice, and the determination as to whether any such failure, breach or neglect (as applicable) shall have been cured within such 10-day period shall be made by the Board. If the failure, breach or neglect (as applicable) is not cured by the Grantee within such 10-day period (as determined by the Board), Cause shall be deemed to have occurred as of the date of such notice.

(g) “Change in Control” shall, unless otherwise determined by the Committee in the applicable Award Agreement, mean the occurrence of any of the following:

(i) any Person or Group, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of members of the Board (including by way of merger, consolidation or otherwise);

(ii) the consummation of a sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any Person or Group;

(iii) the consummation of a merger, consolidation or reorganization of the Company (other than in which the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization);

(iv) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(v) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new members of the Board whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the members of the Board of the Company, then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) (the “Incumbent Board”) cease for any reason to constitute a majority of the Board then in office; provided that, any member of the Board appointed or elected to the Board to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an individual on the Incumbent Board.

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(vi) Notwithstanding the above, in the event that an Award is “nonqualified deferred compensation” subject to Section 409A and Change in Control is a payment, delivery or issuance event, or changes the time and form of payment, delivery or issuance, an event shall not constitute a Change in Control for purposes of such payment, delivery or issuance (or change in time and form of payment) unless that Change in Control also constitutes a “change in the ownership of a corporation,” a “change in the effective control of a corporation,” or a “change in the ownership of a substantial portion of a corporation’s assets,” in each case, within the meaning of Treasury Regulation Section 1.409A-3(i)(5) promulgated under Section 409A.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto and the rules and regulations issued thereunder.

(i) “Committee” shall mean the Committee hereinafter described in Section 3 hereof.

(j) “Common Stock” shall mean the Company’s common stock, $0.0001 par value per share.

(k) “Company” shall mean Lazydays Holdings, Inc., a Delaware corporation, or its successor.

(l) “Company Group” shall mean the Company and its direct and indirect majority owned subsidiaries. Any reference in this Plan and in any Award Agreement to the “Company Group” shall mean and be a reference to all of the entities included in the definition of Company Group on a collective basis and each entity included in the definition of Company Group on an individual basis, unless otherwise specified in the Plan or such Award Agreement or the context otherwise requires.

(m) “Disability” with respect to any Grantee, except as may be otherwise determined by the Committee (taking into account any Section 409A considerations), shall have the meaning given to such term in any employment agreement, consulting agreement or other similar agreement, if any, to which such Grantee is a party, or, if there is no such agreement (or if any such agreement does not define disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which can be expected to last for a continuous period of not less than twelve (12) months. The Committee shall have discretion to determine if a Disability has occurred.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor thereto.

(o) “Fair Market Value” shall mean, unless otherwise determined by the Committee, the closing price of a Share on the Applicable Exchange on the date of measurement or, if Shares were not traded or quoted on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded or quoted, all as reported by such sources as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee using any reasonable method of valuation, taking into account, to the extent appropriate, Sections 409A and 422 of the Code.

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(p) “Grantee” shall mean a person who receives an Award under the Plan.

(q) “Group” means “group,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(r) “Incentive Stock Options” shall mean an Option that is intended to meet the requirements of Section 422 of the Code and that is so designated in the applicable Award Agreement as an “incentive stock option” and that, in fact, so qualifies.

(s) “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(t) “Option” shall mean a conditional right, granted under Section 8 hereof, to purchase Common Stock at a specified price at or during specified time periods.

(u) “Person” means any “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

(v) “Plan” shall mean this Lazydays Holdings, Inc. 2018 Long Term Incentive Plan, as set forth in this document and as such Plan may be amended, supplemented, amended and restated or otherwise modified from time to time.

(w) “Restricted Stock” shall mean Common Stock granted in accordance with Section 7 hereof.

(x) “Restricted Stock Unit” shall mean a right to receive Common Stock or cash in an amount equal to the Fair Market Value of Common Stock granted in accordance with Section 6 hereof.

(y) “Section 409A” shall mean Section 409A of the Code and the regulations promulgated thereunder.

(z) “Section 424 Employee” means an employee of the Company or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Section 424 of the Code. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Section 424(a) of the Code applies.

(aa) “Shares” shall mean shares of Common Stock.

(bb) “Stock Appreciation Right” shall mean a conditional right to receive the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right in accordance with Section 9 hereof.

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(cc) “Stockholder Approval Date” means the date on which this Plan (as amended and restated) is approved by stockholders of the Company eligible to vote on the election of directors, by a vote sufficient to meet the requirements of Section 422 of the Code and applicable requirements under the rules of the Applicable Exchange.

(dd) “Subsidiary Governing Body” shall mean the board of directors, board of managers or other governing body of the Company Group.

Section 3.  Administration.

(a) The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as the Board may designate from time to time (the “Committee”), which shall be composed of not less than two directors. To the extent required by applicable law, each member of the Committee shall be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. The members of the Committee shall be selected by, and serve at the pleasure of, the Board. Any member of the Committee may resign by giving written notice thereof to the Board, and any member of the Committee may be removed at any time, with or without Cause , by the Board. Any vacancy on the Committee shall be filled by the Board, in its sole discretion.

(b) The Committee shall have full power and authority to administer the Plan and such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described herein, including, but not limited to, the power and authority to: (i) select the individuals to whom Awards may from time to time be granted and determine the types of Awards and terms and conditions of such Awards; (ii) exercise all of the powers granted to it under the Plan; (iii) construe, interpret, implement and administer the Plan, any Awards granted under the Plan and any Award Agreements; (iv) prescribe, amend and rescind rules and regulations relating to the Plan, any Awards granted under the Plan and any Award Agreements, including rules governing its own operations; (v) make all determinations necessary or advisable in administering the Plan, any Awards granted under the Plan and any Award Agreements; (vi) correct any defect, supply any omission and reconcile any inconsistency in the Plan, any Awards granted under the Plan or in any Award Agreements; (vii) amend the Plan, any Awards granted under the Plan and any Award Agreements to reflect changes in applicable law; (viii) delegate such powers and authority to such person as it deems appropriate with respect to the Plan, any Awards granted under the Plan and any Award Agreements; (ix) determine whether any failure, violation, breach, act, omission, occurrence, fact, circumstance or matter constitutes Cause; (x) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Common Stock, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (xi) waive any conditions under any Awards (including any such conditions contained in any Award Agreements); (xii) determine the Fair Market Value; and (xiii) make any other determination and take any other action consistent with the Plan that the Committee deems necessary or advisable for the administration of the Plan, whether or not expressly set forth herein.

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(c) The Committee’s (or, if applicable, its delegates’) determinations under the Plan need not be uniform and may be made by the Committee selectively among Grantees and potential Grantees, whether or not such persons are similarly situated. The determination of the Committee on all matters relating to the Plan, any Awards granted under the Plan or any Award Agreement shall be final, binding and conclusive. No member of the Committee shall be liable for any action or determination made by the Committee with respect to the Plan, any Award Agreement or any Award. To the maximum extent allowed by law and the Company’s organizational documents and bylaws, the members of the Committee shall be indemnified by the Company in respect of all their respective activities under the Plan.

(d) The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Company. The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of such persons.

Section 4.  Eligibility for Awards. Awards under the Plan shall be made to such members of the Board and any Subsidiary Governing Body and such officers, employees, service providers and prospective officers, employees and service providers of the Company Group as the Committee selects in its sole discretion. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Section 424 Employees in accordance with Section 422 of the Code and the terms of the Plan.

Section 5.  Awards Under the Plan.

(a) Subject to adjustment as provided in Section 15, the total number of shares of Common Stock authorized for Awards granted under the Plan (including Incentive Stock Options) shall be 4,934,566 shares of Common Stock, which includes 701,097 Shares that are issuable pursuant to outstanding Awards or are available for Awards under the Plan prior to the Stockholder Approval Date, plus any Shares subject to Awards under the Plan that are outstanding on the Effective Date that are forfeited, expire or otherwise terminate without issuance of such Shares after the Effective Date. If any Shares subject to an Award are forfeited, repurchased or reacquired by the Company pursuant to the Plan or the applicable Award Agreement, or if any Award has expired, terminated or been cancelled for any reason whatsoever or otherwise terminates without issuance of Shares or is settled for cash (in whole or part), then such Shares shall again be available to be issued hereunder pursuant to the terms and conditions of the Plan; provided, however, that shares used by the Grantee to pay the exercise price of an Award and/or withholding taxes shall not be available to be issued again under the Plan.

(b) Awards may be made under the Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, warrants or other securities which may be convertible, exercisable or exchangeable for or into Common Stock or cash, or securities that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock, as the Committee determines is in the interest of the Company. Nothing herein contained shall be construed to prohibit the issuance of Awards at different times to the same person.

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(c) Each Award granted under the Plan shall be evidenced by an Award Agreement (a fully executed Award Agreement shall be required before an Award is effective) which shall contain such provisions (such as vesting, and manner and method of conversion, exchange or exercise (to the extent applicable)) as the Committee in its discretion deems necessary or desirable, consistent with the terms of this Plan. The duration of any Award that is convertible, exchangeable or exercisable for or into Common Stock shall have a duration that is fixed by the Committee, in its sole discretion, but in no event shall such Award remain in effect for a period of more than ten (10) years (five (5) years for grants of Incentive Stock Options to 10% stockholders in accordance with Section 422 of the Code) from the date of grant. Except as otherwise provided in an Award Agreement, any Award, or portion thereof, under this Plan, whether or not vested, made to a Grantee who is discharged from the employ of the Company or any of its subsidiaries (or whose personal services contract is terminated in the case of a consultant or independent contractor) for Cause may be automatically terminated, or rescinded and revoked by determination of the Committee.

Section 6.  Restricted Stock Units.

(a) The Committee shall have the authority to grant an Award of Restricted Stock Units, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) Each Restricted Stock Unit granted under the Plan shall represent a right to receive, on the applicable delivery date determined by the Committee and specified in the Award Agreement, one Share or cash in an amount equal to the Fair Market Value of one Share on such delivery date. In the event that there is no applicable delivery date specified in the Award Agreement, the applicable delivery date shall be deemed to be the date that the Restricted Stock Units are no longer subject to a risk of forfeiture.

(c) Restricted Stock Units granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(d) The Grantee shall have no rights as a stockholder of the Company with respect to any Restricted Stock Units, unless and until such Restricted Stock Units are settled in Common Stock, the Committee may, in its discretion, credit dividends paid (if any) to holders of Common Stock to holders of Restricted Stock Units at the time of the settlement of the Restricted Stock Units.

Section 7.  Restricted Stock.

(a) The Committee shall have the authority to grant an Award of Restricted Stock, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

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(b) Except as otherwise set forth in the applicable Award Agreement, the Grantee of Restricted Stock shall generally have the rights and privileges of a holder of Common Stock. At the discretion of the Committee and provided in an Award Agreement, dividends and distributions on Common Stock, if any, with respect to Restricted Stock may be either currently paid to the Grantee or withheld by the Company for the Grantee’s account. Each Grantee of Restricted Stock shall be a stockholder of the Company.

(c) Restricted Stock granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company Group, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion. If a Grantee makes an election pursuant to section 83(b) of the Code with respect to Restricted Stock, the Grantee shall be required to promptly file a copy of such election with the Company.

(d) Shares of Restricted Stock are actual shares of Common Stock issued to a Grantee and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the applicable Grantee and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed.

Section 8.  Options.

(a) The Committee shall have the authority to grant an Award of Options, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) The price per Share to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the exercise price per Share to be purchased pursuant to the exercise of an Option shall, in accordance with Section 409A, not be less than the Fair Market Value of a share of Common Stock on the date on which the Option is granted if it is intended for such Option to be exempt from Section 409A. Notwithstanding the foregoing, an Incentive Stock Option granted to a ten percent stockholder shall have an exercise price of at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant.

(c) At the time of grant, the Committee shall designate whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option; provided, however, that if the Award Agreement contains no indication, the Option shall be a Nonqualified Stock Option. Notwithstanding the foregoing, the Company shall have no liability to any Grantee or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time.

(d) Options granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate in its discretion. The vesting of any such Option shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

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(e) An Option, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) at such rate and times as may be fixed at the time of grant by the Committee.

(i) An Option shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Option or such portion of the Option) to such effect or through such other procedures established by the Committee or the Company’s third party administrator), together with the Award Agreement and the full purchase price of the Common Stock purchased pursuant to the exercise of the Option, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. The payment of the full purchase price shall be made as follows: (A) in cash; (B) by cashier’s check payable to the order of the Company; (C) if the Committee, in its discretion, so permits, by delivery to the Company of Common Stock which shall be valued at their Fair Market Value on the date of exercise of the Option (provided, however, that a holder may not use any Common Stock to pay the purchase price unless the holder has beneficially owned such Common Stock for at least six months); (D) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Grantee may elect to concurrently provide irrevocable instructions (i) to such Grantee’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (ii) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale or (E) by such other methods as the Committee may, in its discretion, permit from time to time. In the event that the Option shall be exercised pursuant to Section 13 by any person other than the Grantee, appropriate proof of the right of such person to exercise the Option must be delivered together with the written exercise notice.

(ii) To the extent that an Option that is designated to be an Incentive Stock Option fails to meet the requirements of Section 422 of the Code, such Option (or the part of such Option) shall be deemed a Nonqualified Stock Option.

Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate value of shares of Common Stock to be received by the Grantee for the first time in any one year pursuant to the exercise of an Incentive Stock Option (“ISO Stock”) exceeds $100,000 based on the fair market value of the Common Stock as of the date of the Incentive Stock Option’s grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Nonqualified Stock Option (“NQSO Stock”). The Company shall designate which shares of Common Stock to be received by the Grantee will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company’s share transfer records which shares are ISO Stock.

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(iii) Notwithstanding any other provision of the Plan or of any Option, no Option granted pursuant to the Plan may be exercised at any time when the Option or the granting or exercise thereof violates any law or governmental order or regulation.

(iv) The Grantee shall have no rights as a stockholder of the Company with respect to the Common Stock subject to such Option unless and until such Grantee shall have exercised such Option, paid the exercise price (and any applicable withholding taxes) and become a holder of record of the purchased Common Stock.

Section 9.  Stock Appreciation Rights.

(a) The Committee shall have the authority to grant an Award of Stock Appreciation Rights, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.

(b) A Stock Appreciation Right is a right to receive payment in Common Stock and/or cash equal to the excess of the Fair Market Value of a Share on the date the Stock Appreciation Right is exercised over the exercise price of the Stock Appreciation Right, multiplied by the number of Shares with respect to which the Stock Appreciation Right is exercised.

(c) The exercise price of a Stock Appreciation Right shall be fixed by the Committee at the time of grant; provided, however, that the exercise price of each Stock Appreciation Right shall, in accordance with Section 409A, not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted if it is intended for such Stock Appreciation Right to be exempt from Section 409A.

(d) Stock Appreciation Rights granted hereunder shall contain such terms and conditions as the Committee shall deem appropriate. The vesting of any Stock Appreciation Rights shall be as provided in the applicable Award Agreement and may relate to performance of the Company Group, continuing employment or service with the Company Group, a combination of the foregoing or such other terms and conditions as deemed appropriate by the Committee in its discretion.

(e) A Stock Appreciation Right, after the grant thereof, shall be exercisable by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) at such rate and times as may be fixed at the time of grant by the Committee.

(i) A Stock Appreciation Right shall be exercised, in whole or in part, by the delivery of a written exercise notice, in a form reasonably satisfactory to the Committee, duly signed by the Grantee (or such other person entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right) to such effect, together with the Award Agreement, to the Committee or an officer of the Company appointed by the Committee for the purpose of receiving the same. In the event that the Stock Appreciation Right shall be exercised pursuant to Section 13 of the Agreement by any person other than the Grantee, appropriate proof of the right of such person to exercise the Stock Appreciation Right must be delivered together with the written exercise notice.

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(ii) Notwithstanding any other provision of the Plan or of any Stock Appreciation Rights, no Stock Appreciation Rights granted pursuant to the Plan may be exercised at any time when the Stock Appreciation Rights or the granting or exercise thereof violates any law or governmental order or regulation.

(iii) The Grantee shall have no rights as a stockholder of the Company with respect to any Common Stock, unless and until such Grantee shall have exercised his or her Stock Appreciation Right, and then only if and to the extent such Stock Appreciation Rights are settled in Common Stock and the Grantee becomes a holder of record of Common Stock acquired pursuant to the exercise of the Stock Appreciation Right.

Section 10.  Performance Awards.

(a) The Committee shall have the authority to grant Awards that are subject to certain performance objectives.

(b) The performance objectives for Awards may be based upon one or more of the following criteria, as selected by the Committee and specified at the time of grant: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per Share; (vii) book value per Share; (viii) total stockholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance or improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion. Performance objectives may be in respect of the performance of the Company, the Company Group (which may be on a consolidated basis), or one or more entities in the Company Group, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.

Section 11.  Other Awards. The Committee is authorized to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Section 12.  Change in Control.

(a) Except as provided in an Award Agreement, upon the occurrence of a Change in Control which occurs while the Grantee is still employed by, or, for a member of the Board or a consultant of the Company Group, in service with, the Company Group, all of the Grantee’s unvested Awards shall immediately become vested and/or exercisable, convertible or exchangeable, as applicable.

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(b) In addition, in the event of the consummation of a reorganization of the Company, a merger, consolidation or other business combination of the Company with or into any other entity, a sale or other disposition of all or substantially all of the assets of the Company, the purchase of assets or stock of another entity, or other similar corporate transaction, including but not limited to, a Change in Control, with respect to any Award that is denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock, the Committee may, in its sole discretion, (i) provide for the assumption of such Awards theretofore granted, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and related exercise, conversion or purchase prices, consistent with Section 15 hereof; (ii) provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice (which date shall be no sooner than the consummation of any such transaction) or (iii) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company a cash amount equal to the product of (A) the excess, if any, of (x) the Fair Market Value of a share of Common Stock (determined on the basis of the amount received by a holder of Common Stock in connection with such transaction and consistent with Section 409A, if applicable) with respect to a share of Common Stock over (y) the purchase price, exercise price or conversion price which would be payable or otherwise applicable for a share of Common Stock upon the conversion, exchange or exercise of such Award and (B) the number of shares of Common Stock subject to the vested portion of the Award not theretofore converted, exchanged or exercised. Any actions under this Section 12 shall, to the extent applicable, be in accordance with the regulations promulgated under Section 409A and Section 424, as applicable, so as not to cause a modification or deemed new grant of the Award.

Section 13.  Restrictions on Transfer. Except as otherwise provided in an Award Agreement or pursuant to the laws of descent and distribution,

(a) No Awards of Common Stock may be transferred until vested except by will or the laws of descent or distribution; provided, however, that the Grantee may Transfer unvested Awards of Common Stock to any one or more of the Grantee’s family members if agreed to by the Committee and, as a condition to such transfer, the Transferee shall execute and deliver to the Company (i) a written undertaking, in form and substance satisfactory to the Committee, that such transferee shall transfer any Awards (vested or unvested) back to the Grantee if such transferee ceases to be a family member of such Grantee and (ii) a written agreement acknowledging that such transferred Award is subject to vesting, may never become vested and is subject to the terms and conditions of the Plan and the Award Agreement. Any proposed transfer of vested Awards of Common Stock shall be in accordance with the Award Agreement.

(b) Awards that are denominated or valued with respect to, or convertible, exchangeable or exercisable for or into, Common Stock may not be transferred at any time prior to settlement, conversion, exercise or exchange thereof, except by will or the laws of descent or distribution.

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Section 14.  Section 409A of the Code. It is intended that all Awards under this Plan and any Award Agreement, either be exempt from or comply with Section 409A so as to avoid taxation under Section 409A and the regulations and rules thereunder. Any ambiguity in this Plan and any Award Agreement shall be interpreted to comply with the foregoing. To the extent applicable, (i) each amount or benefit payable pursuant to this Plan and any Award Agreement shall be deemed a separate payment for purposes of Section 409A and (ii) in the event the equity of the Company is publicly traded on an established securities market or otherwise and the Grantee is a “specified employee” (as determined under the Company’s administrative procedure for such determinations, in accordance with Section 409A) at the time of the Grantee’s termination of employment, any payments under this Plan or any Award Agreement that are payable upon termination of employment and deemed to be deferred compensation subject to Section 409A shall not be paid or begin payment until the earlier of the Grantee’s death and the first day following the six (6) month anniversary of the Grantee’s date of termination of employment. For any Awards that are nonqualified deferred compensation subject to Section 409A, any iteration of the word “termination” (e.g., “terminated”) with respect to a Grantee’s employment or service, shall mean a separation from service within the meaning of Section 409A and the regulations thereunder. Notwithstanding the foregoing, neither the Company Group, any stockholder of the Company nor any of their respective affiliates shall be liable for, and each Grantee shall be solely liable and responsible for, any taxes (or interest or penalties) that may be imposed on such Grantee under Section 409A with respect to such Grantee’s receipt of any Award and payment thereunder.

Section 15.  Adjustment. In the event of any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets or stock of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event (an “Event”), and, in the Committee’s opinion, such Event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee may, in its sole and absolute discretion and in such manner as it may deem equitable, adjust any or all of the following: (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant or exercise price with respect to any Award. Any such adjustments shall be made in accordance with Section 409A and Section 424 of the Code (to the extent applicable) unless otherwise determined by the Committee in its sole discretion (provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if such adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code). For the avoidance of doubt, in no event shall any regularly scheduled distribution or dividend paid pursuant to a distribution or dividend policy established by the Board constitute extraordinary dividends or extraordinary distributions. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

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Section 16.  Amendment, Suspension or Termination of the Plan. The Board may from time to time suspend, discontinue, terminate, revise or amend (i) the Plan and (ii) any Award Agreement; provided, however, that in no event shall any such action adversely affect the rights of any Grantee in any material respect with respect to any previously granted Award without such Grantee’s consent, except to the extent such action is required by, or is necessary to comply with, law; provided, further, that no amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the Applicable Exchange. No Awards shall be made under the Plan after the tenth anniversary of the Effective Date.

Section 17.  Income Tax Withholding. If the Company determines it is required to withhold any amounts by reason of any federal, state or local tax rules or regulations in respect of any Award, the Company shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Award. In any event, the holder shall pay to the Company or make arrangements satisfactory to the Company, promptly when requested by the Company, sufficient funds to meet the requirements of such withholding; and the Company shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company out of any funds or property due or to become due to the holder of such Award. Such withholding taxes may be paid by the withholding of Common Stock which would be paid or delivered pursuant to such grant or exercise of the Award only if permitted by the Committee, in its discretion. Notwithstanding the foregoing or anything else in the Plan to the contrary, in no event may Common Stock with a Fair Market Value in excess of the legally required withholding amount based on the minimum statutory withholding rates (or, as permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable tax withholding rules) for federal and state tax purposes that are applicable to such supplemental taxable income be withheld for the payment of tax obligations (in whole or part). The Committee may establish such procedures as it deems appropriate for the settlement of withholding obligations with respect to an Award.

Section 18.  General Provisions.

(a) No Right to Employment or Service. Nothing contained in this Plan, any Award Agreement or any stockholder agreement shall confer upon any Grantee the right to continue in the employ of, or association with, the Company Group or any affiliate of the Company Group, or affect any rights which the Company Group or any such affiliate may have to terminate such employment or association for any reason at any time.

(b) Non-Uniform Determinations. The Committee’s determinations of Awards under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the person to receive Awards under the Plan, and the terms and provisions of any Awards granted under the Plan.

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(c) Freedom of Action. Nothing contained in the Plan, any Award or any Award Agreement hereunder shall be construed to prevent the Company Group or any affiliate of the Company Group or any of the holders of Shares from taking any corporate action, including, but not limited to, any recapitalization, reorganization, merger, consolidation, dissolution or sale, which is deemed by the Company Group, any such affiliate or any such holder of Shares to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on the Plan or any Awards thereunder.

(d) Section Headings; Construction. The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections. All words used in this Plan shall be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

(e) Governing Law. This Plan, any Award, and any Award Agreement hereunder and any conflicts arising hereunder or thereunder or related hereto or thereto shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, regardless of the laws that might otherwise govern under applicable principles, to the fullest extent permitted by law, of conflicts of laws.

(f) Confidentiality. By acceptance of an Award, each Grantee agrees to maintain in confidence and not disclose the terms of this Plan, any Award granted hereunder or any Award or any Award Agreement (except to the extent required by law or to the Grantee’s immediate family and his or her professional advisors).

(g) Severability; Entire Agreement. In the event any provision of this Plan, any Award Agreement or any Award shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of this Plan, such Award or such Award Agreement (as applicable) and such illegal, invalid or unenforceable provision shall be deemed modified as if the illegal, invalid or unenforceable provision had not been included. The Plan, any Award Agreement and any Stockholder Agreement contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter hereof and thereof.

(h) Survival of Terms; Conflicts. The provisions of this Plan shall survive the termination of this Plan to the extent consistent with, or necessary to carry out, the purposes thereof. To the extent of any conflict between the Plan, any Award Agreement and any Stockholder Agreement, the Stockholder Agreement shall control; provided, however, that the Plan may impose greater restrictions or grant lesser rights than any Stockholder Agreement; and provided, further, that any Award Agreement may impose greater restrictions or grant lesser rights than either any Stockholder Agreement or the Plan. Subject to the second proviso in the immediately preceding sentence, in the event of any conflict between the Plan and any Award Agreement, the Plan shall control.

(i) No Third Party Beneficiaries. Except as expressly provided herein or therein, none of the Plan, any Award Agreement or any Stockholder Agreement shall confer on any person other than the Company and the Grantee any rights or remedies thereunder.

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(j) Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company, its subsidiaries and their successors and assigns.

(k) Notices. All notices, requests, waivers and other communications under the Plan or any Award Agreement shall be in writing and shall be deemed to be effectively given, sent, provided, delivered or received (i) when personally delivered to the party to be notified, (ii) when sent by confirmed facsimile or by electronic mail (“e-mail”) to the party to be notified, (iii) three (3) business days after deposit in the United States mail, postage prepaid, by certified or registered mail with return receipt requested, addressed to the party to be notified or (iv) one (1) Business Day after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified with next-business day delivery guaranteed, in each case sent or addressed to the Company at its principal office and to the Grantee at the Grantee’s mailing address, facsimile number or e-mail address as carried in the record books of the Company or at such other mailing address, facsimile number or e-mail address as the Grantee may from time to time designate in writing to the Company.

(l) Unfunded Plan. Unless otherwise provided in an Award Agreement, Awards payable under the Plan shall be payable in Shares or from the general assets of the Company and no special or separate reserve, fund or deposit shall be made to assure payment, delivery or issuance of such Awards. No Grantee or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company or any subsidiary of the Company by reason of any Award hereunder. To the extent that a Grantee or other person acquires a right to receive payment, delivery or issuance pursuant to any Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(m) Clawback. Notwithstanding any other provision of this Plan or any Award Agreement to the contrary, all Awards (and/or any amount received with respect to such Awards) shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law, stock exchange listing requirements, or any recoupment policy of the Company. In addition, the Committee may, in its sole discretion, specify in an Award Agreement that the Grantee’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or services for Cause , termination of the Grantee’s provision of services to the Company or any of its subsidiaries, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Grantee, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

(n) Issuance of Shares and Compliance with Securities Act. If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to Shares or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company. Upon termination of any period of suspension under this Section, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of such Award unless provided in the Award Agreement.

(o) Effective Date. The Plan (as amended and restated) will become effective upon the Stockholder Approval Date. No Awards shall be granted under the Plan beyond ten (10) years after the date the Board first approved the Plan on January 16, 2018, but Awards granted on or before the expiration of the Plan shall remain valid in accordance with their terms, and may extend beyond such expiration date. At the time an Award is made or amended or the terms or conditions of an Award are changed in accordance with the terms of the Plan or the Award Agreement, the Committee may provide for limitations or conditions on such Award.

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The Board of Directors recommends you vote "FOR" the following:

	For All	Withhold All	For All Except
1. Election of Class A director nominees to serve a three-year term expiring at the 2025 Annual Meeting:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Jordan Gnat 02) Erica Serow

The Board of Directors recommends you vote "FOR" proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000561796_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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LAZYDAYS HOLDINGS, INC.
Annual Meeting of Stockholders
June 9, 2022 10:00 AM, EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Robert DeVincenzi and Nicholas Tomashot, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series A Convertible Preferred Stock of LAZYDAYS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 9, 2022, via live audio webcast by visiting www.virtualshareholdermeeting.com/LAZY2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the election of the nominees named in Proposal 1 and FOR Proposals 2 and 3.

0000561796_2 R1.0.0.24

Continued and to be signed on reverse side